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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
ACCELRYS, INC.
(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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INVITATION TO 2005 ANNUAL MEETING OF STOCKHOLDERS

DATE: Tuesday, August 2, 2005

TIME: 8:00 a.m. Pacific Time

PLACE: Accelrys, Inc. Corporate Headquarters
10188 Telesis Court, Suite 100, San Diego, CA 92121

June 25, 2005

Dear Stockholders:

        Please join me at the annual meeting of stockholders of Accelrys, Inc. ("Accelrys" or the "Company") to be held on Tuesday, August 2, 2005 at the principal executive offices of the Company. The notice of annual meeting and proxy statement accompanying this letter describe in detail the business to be conducted at the annual meeting.

        In addition to the formal items of business, at our annual meeting I will review the Company's major developments over the past year and share with you our plans for the future. You will have the opportunity to ask questions of, and express your views to, the senior management of your Company. Members of the Board of Directors will also be present.

        Whether or not you are able to attend the annual meeting in person, it is important that your shares are represented. Instructions as to how you can vote your shares are outlined in the proxy statement.

        Thank you for your interest and participation in the affairs of Accelrys.

Sincerely,

Mark J. Emkjer President and Chief Executive Officer

Accelrys, Inc.    •    10188 Telesis Court, Suite 100    •    San Diego, California 92121-4779

ACCELRYS, INC.
10188 Telesis Court, Suite 100
San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, August 2, 2005

TO THE STOCKHOLDERS:

        The annual meeting of stockholders of Accelrys, Inc., a Delaware corporation ("Accelrys" or the "Company"), will be held at the principal executive offices of the Company located at 10188 Telesis Court, Suite 100, San Diego, California 92121 on Tuesday, August 2, 2005, at 8:00 a.m. Pacific Time, for the following purposes, each of which is described in greater detail in the accompanying proxy statement:

  1.
  Proposal No. 1:    To elect one Class I director to our Board of Directors for a term of three years;

  2.
  Proposal No. 2:    To approve the Company's 2005 Employee Stock Purchase Plan;

  3.
  Proposal No. 3:    To approve the terms of a stock option exchange program approved by the Board (the "Exchange Program") providing for the cancellation of certain stock options having an as-adjusted exercise price greater than $9.00 per share in exchange for restricted shares of the Company's common stock;

  4.
  Proposal No. 4:    To approve the amendment and restatement of the Company's 2004 Stock Incentive Plan (the "2004 Plan") to: (i) increase the number of shares of the Company's common stock available for future grant under the 2004 Plan by that number of shares of common stock equal to the sum of (a) 900,000 and (b) that number of shares of common stock that are subject to outstanding grants under each of the Company's 2004 New-Hire Equity Incentive Plan, 2000 Stock Option Plan, 1996 Equity Incentive Plan and 1994 Incentive Stock Plan that are terminated at any time after the annual meeting by expiration, forfeiture, cancellation or otherwise (including, subject to the approval by the Company's stockholders of Proposal No. 3, that number of shares of common stock underlying stock options that are cancelled pursuant to the Exchange Program); and (ii) provide that any shares of common stock that are awarded pursuant to the 2004 Plan as restricted stock awards, common stock awards, performance awards or deferred stock units (but not as stock options or stock appreciation rights) shall be counted against the maximum number of shares of common stock available under the Plan based on a 1.15-to-1 ratio;

  5.
  Proposal No. 5:    To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2006; and

  6.
  To consider and transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        These items of business are more fully described in the proxy statement accompanying this notice.

        The Board has fixed June 10, 2005 as the record date for the determination of the stockholders entitled to receive notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

David R. Mersten Secretary

San Diego, California
June 25, 2005

IMPORTANT

You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the annual meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from that record holder prior to the annual meeting.

ACCELRYS, INC.
10188 Telesis Court, Suite 100
San Diego, CA 92121

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
Why am I receiving these materials?	1
What am I voting on?	1
Who can vote at the annual meeting?	2
Am I a stockholder of record for purposes of the annual meeting?	2
What if my shares are held in an account at a brokerage firm, bank or dealer?	2
How do I vote?	2
How are votes counted?	3
How many votes are needed to approve each proposal?	3
How many votes do I have?	3
What is the quorum requirement?	3
What does it mean if I receive more than one proxy card?	3
What if I return a proxy card but do not make specific choices?	4
Can I change my vote after submitting my proxy?	4
How can I find out the results of the voting at the annual meeting?	4
Who is paying for this proxy solicitation?	4
When are stockholder proposals due for next year's annual meeting?	4
PROPOSAL NO. 1: ELECTION OF DIRECTOR	5
Background	5
Information Concerning Directors	5
Vote Required; Board Recommendation	6
PROPOSAL NO. 2: APPROVAL OF 2005 EMPLOYEE STOCK PURCHASE PLAN	7
Background	7
Summary of the 2005 ESPP	7
Anticipated U.S. Federal Income Tax Consequences of the 2005 ESPP	9
Vote Required; Board Recommendation	9
PROPOSAL NO. 3: APPROVAL OF THE EXCHANGE PROGRAM	10
Background	10
Summary of the Exchange Program	10
Anticipated U.S. Federal Income Tax Consequences	11
Effect of the Exchange Program on the Company's Capitalization	12
Vote Required; Board Recommendation	12
PROPOSAL NO. 4: APPROVAL OF AMENDED 2004 PLAN	13
Background	13
Summary of the Amended 2004 Plan	13
Anticipated U.S. Federal Income Tax Consequences	20
New Plan Benefits	21
Vote Required; Board Recommendation	21
PROPOSAL NO. 5: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22
Background	22
Summary of Certain Fees of E&Y	22
Vote Required; Board Recommendation	22
ADDITIONAL INFORMATION	23
Security Ownership of Certain Beneficial Owners	23
Security Ownership of Management and Directors	24
Information Regarding the Board and Its Committees	25

i

Compensation of Directors	27
Key Corporate Governance Initiatives	28
Nomination of Directors	28
Report of The Audit Committee of the Board	29
Report of the Human Resources Committee	30
Human Resources Committee Interlocks and Insider Participation	32
Executive Officers	33
Summary Compensation Table	35
Option Grants in Last Fiscal Year	37
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values	38
Equity Compensation Plan Information	39
Employment, Severance and Change of Control Agreements	39
Performance Graph: Comparison of Five-Year Cumulative Total Return	41
Section 16(a) Beneficial Ownership Reporting Compliance	42
Stockholder Communications with the Board	42
OTHER MATTERS	42

APPENDIX A: 2005 EMPLOYEE STOCK PURCHASE PLAN

APPENDIX B: AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

ii

ACCELRYS, INC.
10188 Telesis Court, Suite 100
San Diego, CA 92121

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, AUGUST 2, 2005

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

        Accelrys, Inc. ("Accelrys" or the "Company") sent you this proxy statement and the enclosed proxy card because our Board of Directors (sometimes referred to as the "Board") is soliciting your proxy to vote at the 2005 annual meeting of stockholders. You are invited to attend the annual meeting to vote in person on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card to indicate your vote with respect to each of the proposals described in this proxy statement.

        The Company intends to mail this proxy statement and accompanying proxy card on or about June 25, 2005 to all stockholders entitled to vote at the annual meeting and requests that all stockholders voting by proxy return their completed proxy cards to the Company by no later than three business days prior to the date of the annual meeting.

What am I voting on?

        There are five matters scheduled for a vote at the annual meeting:

    •
    Proposal No. 1:    The election of one Class I director nominated by the Board to serve for a term of three years;

    •
    Proposal No. 2:    The approval of the Company's 2005 Employee Stock Purchase Plan (the "2005 ESPP");

    •
    Proposal No. 3:    The approval of the terms of a stock option exchange program approved by the Board (the "Exchange Program") providing for the cancellation of certain stock options having an as-adjusted exercise price greater than $9.00 per share in exchange for restricted shares of the Company's common stock;

    •
    Proposal No. 4:    The approval of the amendment and restatement of the Company's 2004 Stock Incentive Plan (the "2004 Plan") to: (i) increase the number of shares of the Company's common stock available for future grant under the 2004 Plan by that number of shares of common stock equal to the sum of (a) 900,000; and (b) that number of shares of common stock that are subject to outstanding grants under each of the Company's 2004 New-Hire Equity Incentive Plan, 2000 Stock Option Plan, 1996 Equity Incentive Plan and 1994 Incentive Stock Plan (collectively, the "Old Plans") that are terminated at any time after the annual meeting by expiration, forfeiture, cancellation or otherwise (including, subject to the approval by the Company's stockholders of Proposal No. 3, that number of shares of common stock underlying stock options that are cancelled pursuant to the Exchange Program); and (ii) provide that any shares of common stock that are awarded pursuant to the 2004 Plan as restricted stock awards, common stock awards, performance awards or deferred stock units (but not as stock options or stock appreciation rights) shall be counted against the maximum number of shares of common stock available under the Plan based on a 1.15-to-1 ratio; and

    •
    Proposal No. 5:    The ratification of Ernst & Young LLP ("E&Y") as the Company's independent registered public accounting firm for its fiscal year ending March 31, 2006.

        Each of the proposals, as well as the recommendation of the Board with respect to each of the proposals, are described in greater detail elsewhere in this proxy statement.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on June 10, 2005 will be entitled to vote at the annual meeting. On this record date, there were 26,116,380 shares of common stock outstanding and entitled to vote.

Am I a stockholder of record for purposes of the annual meeting?

        If, on June 10, 2005, your shares were registered directly in your name with the Company's transfer agent, American Stock Transfer and Trust Company, then you are a stockholder of record for purposes of the annual meeting.

What if my shares are held in an account at a brokerage firm, bank or dealer?

        If, on June 10, 2005, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

How do I vote?

        With respect to the election of directors, you may either vote "for" the nominee proposed by the Board or you may abstain from voting for that nominee. For each of the other matters to be voted on, you may vote "for" or "against" or abstain from voting altogether. Whether you are a stockholder of record or the beneficial owner of shares held in "street name," the procedures for voting are fairly straightforward, as described below:

  Stockholders of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. To vote in person, you need only attend the annual meeting, where you will be given a ballot to vote on each of the proposals. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. So long as you return your signed proxy card to us before the annual meeting, your shares will be voted as you have directed on the card. The Company requests that all stockholders voting by proxy return their completed proxy cards to the Company by no later than three business days prior to the date of the annual meeting.

  Beneficial Owner: Shares Held in "Street Name"

        If you are a beneficial owner of shares held in "street name," you should have received a proxy card and voting instructions with these proxy materials from the organization holding your account. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote in person at the annual meeting. However, to vote in person, you must obtain a valid proxy from the organization holding your account and present it to the inspector of elections at the annual meeting. Please refer to the instructions from that organization included with these proxy materials if you wish to obtain a proxy.

        Regardless of how your shares are held and whether or not you plan to attend the annual meeting, the Company encourages you to vote by proxy to ensure that your vote is counted. Please note that you may still attend the annual meeting and vote in person even if you have already voted by proxy.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count "for" and (with respect to proposals other than the election of directors) "against" votes, abstentions and "broker non-votes". A "broker non-vote" occurs when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular item because that stockholder of record does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Abstentions and broker non-votes will be counted towards the presence or absence of a quorum but will not be counted towards the affirmative vote total for any proposal.

How many votes are needed to approve each proposal?

        The number of votes needed to approve each proposal is as follows:

    •
    Proposal No. 1:    The election of the director contemplated by Proposal No. 1 will be decided by a plurality of votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote.

    •
    Proposals Nos. 2, 3, 4 and 5:    To be approved, Proposals Nos. 2, 3, 4 and 5 must receive a "for" vote from the majority of the shares present at the meeting or represented by proxy. Abstentions will have the same effect as "against" votes, but broker non-votes will have no effect.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock of the Company that you owned as of June 10, 2005.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are present at the meeting or represented by proxy. On the record date, there were 26,116,380 shares outstanding and entitled to vote. Accordingly, 13,058,191 shares must be present at the meeting or represented by proxy in order to establish a proper quorum to enable the Company to conduct a vote on each of the proposals at the annual meeting.

        Your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting or represented by proxy may adjourn the meeting to another date.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, then your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted at the annual meeting.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted "for" the election of the nominee for director and "for" each of the other proposals described in this proxy statement. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Can I change my vote after submitting my proxy?

        You can change your vote with respect to any proposal by revoking your proxy at any time prior to the commencement of voting with respect to that proposal at the annual meeting. You may revoke your proxy in any one of three ways:

    •
    You may submit another properly completed proxy card with a later date. Please note that the Company requests that all stockholders voting by proxy return their completed proxy cards to the Company by no later than three business days prior to the date of the annual meeting.

    •
    You may send a written notice that you are revoking your proxy to the Secretary of the Company (Attn: David R. Mersten, Accelrys, Inc., 10188 Telesis Court, Suite 100, San Diego, CA 92121). To properly revoke your proxy via written notice, this notice must be received by the Secretary of the Company by no later than the close of business on Monday, August 1, 2005.

    •
    You may attend the annual meeting and vote in person. Bear in mind that simply attending the meeting will not, by itself, revoke your proxy. In addition, please recall that if you are a beneficial owner of shares held in "street name" and wish to vote in person at the annual meeting, you must obtain a valid proxy from the organization holding your account and present it to the inspector of elections at the annual meeting.

        Following the commencement of voting with respect to each proposal, you may not revoke your proxy or otherwise change your vote with respect to each such proposal.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's quarterly report on Form 10-Q for the second quarter of fiscal year 2006, which ends September 30, 2005.

Who is paying for this proxy solicitation?

        The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees and MacKenzie Partners, Inc., our independent proxy solicitor ("MacKenzie"), may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but MacKenzie will be paid a fee of approximately $7,500 plus any out-of-pocket expenses as compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year's annual meeting?

        To be considered for inclusion in next year's proxy materials, stockholder proposals must be submitted in writing by April 4, 2006 to the Secretary of the Company (Attn: David R. Mersten, Accelrys, Inc., 10188 Telesis Court, Suite 100, San Diego, CA 92121). If you wish to nominate a director or submit any other proposal that you wish to have considered at next year's annual meeting but not described in next year's proxy materials, you must do so by no later than May 1, 2006.

PROPOSAL NO. 1
ELECTION OF DIRECTOR

Background

        The Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors and has a three-year term. The Board currently consists of five directors, with one director in Class I whose term expires in 2005 and who is standing for reelection at the annual meeting, two directors in Class II whose terms expire in 2006 and two directors in Class III whose terms expire in 2007. No current disagreement exists between the Company and any of the current members of the Board regarding the operations, policies or practices of the Company.

Information Concerning Directors

        The following table sets forth certain information regarding: (i) the Company's current director whose term of office is expiring and who is standing for reelection at the annual meeting; and (ii) the Company's current directors whose terms of office extend beyond the date of the annual meeting:

  Current Director Who is Standing for Reelection at the Annual Meeting:

Name	Age
Gary E. Costley, Ph.D.	61

  Current Directors Whose Term Extends Beyond the Annual Meeting:

Name	Age
Mark J. Emkjer	49
Christopher J. Steffen	63
Kenneth L. Coleman	62
Ricardo B. Levy, Ph.D.	60

        Gary E. Costley, Ph.D. has served as our director since 1996. Dr. Costley also currently serves as Managing Director of C&G Capital LLC, a private equity firm. Until 2004, he served in various capacities, including President, Chairman of the Board of Directors and Chief Executive Officer at International Multifoods Corporation, a producer of various food items. From 1995 through 1997, Dr. Costley was the Dean of Babcock Graduate School of Management, Wake Forest University. Dr. Costley is currently a director of Principal Financial Group, a financial services company, and of Pharmacopeia Drug Discovery, Inc., a drug discovery company.

        Mark J. Emkjer currently serves as the Company's President and Chief Executive Officer and has served as a member of the Board since 2004. Prior to joining the Company in 2002, Mr. Emkjer served as President and Chief Operating Officer of Sunquest Information Systems, Inc., an information technology company developing laboratory, radiology and pharmacy systems and supplying the high-end integrated delivery network market, from 1999 to 2002 and as President and Chief Executive Officer of Pace Health Management Systems, Inc., a provider of clinical decision support software, from 1996 to 1999. From 1990 to 1995, Mr. Emkjer served as President and Chief Executive Officer of Hospital Cost Consultants LLC, an information technology company providing managed care and financial systems to hospitals worldwide.

        Christopher J. Steffen has served on our Board since 2004. Mr. Steffen also currently serves as chairman of Viasystems, Inc., an electro-mechanical solutions provider, and as a director of several private companies and has been a member of various committees advising the Financial Accounting Standards Board. He retired from Citicorp, where he served as a vice-chairman and director, in 1996. Prior to Citicorp, Mr. Steffen's operating and financial experience included positions with the Eastman

Kodak Company as its Senior Vice President and Chief Financial Officer, Honeywell Inc., as its Executive Vice President, Chief Financial Officer and Chief Accounting Officer and director and Chrysler Corporation as its Vice President and Controller.

        Kenneth L. Coleman currently serves as our lead independent director and has served as a director since 2003. Mr. Coleman is the founder of ITM Software Corporation, an enterprise software company for which he has served as Chairman and Chief Executive Officer since 2001. Previously, from 1987 until his retirement in 2001, Mr. Coleman served in various senior executive positions at Silicon Graphics, Inc., a computer systems company. Prior to joining Silicon Graphics, Inc., Mr. Coleman was Vice President of Product Development at Activision, Inc. Mr. Coleman is a member of the Board of Directors of ITM Software Corporation, MIPS Technologies, Inc., a licensor of microprocessor architecture, Acclaim Entertainment, an interactive entertainment software company, United Online, an internet service provider, and City National Bank, a commercial banking institution.

        Ricardo B. Levy, Ph.D. has served as our director since 2000. Dr. Levy also currently serves as Chairman of the Board of Catalytica Energy Systems, Inc., an environmental emissions solutions provider, for which he also served as a director and Chief Operating Officer from 1974 to 1991 and as its President and Chief Executive Officer from 1991 to 2000. Prior to 1974, Dr. Levy was a member of the Chemical Physics Research Team at Exxon Research and Engineering Company. Dr. Levy is a member of the board of directors of Stem Cells, Inc., a company focused on the development of stem cell therapeutics.

        There are no family relationships among any of the directors and officers of Accelrys. There currently are no legal proceedings, and during the past five years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any director, director nominee or executive officer of Accelrys.

Vote Required; Board Recommendation

        The nominee for director will be elected by a plurality of "for" votes properly cast in person or by proxy by the holders of common stock. All shares represented by the proxies will be voted "for" the election to the Board of the nominee unless authority to vote for such nominee has been withheld in the proxy. Although the nominee has consented to serve as a director if elected, and the Board has no reason to believe that the nominee will be unable to serve as a director, if such nominee withdraws or otherwise becomes unavailable to serve, shares represented by the proxies will be voted "for" any substitute nominee designated by the Board. Abstentions and broker non-votes will have no effect. The Board recommends that you vote all of your shares "for" the election to the Board of the nominee described in this Proposal No. 1.

PROPOSAL NO. 2
APPROVAL OF 2005 EMPLOYEE STOCK PURCHASE PLAN

Background

        The 2005 ESPP was adopted by the Board on June 9, 2005 and will become effective only on approval of the 2005 ESPP by the stockholders of the Company at the annual meeting. The 2005 ESPP will allow eligible employees, officers, directors and consultants of the Company and its designated subsidiaries to purchase, through payroll deductions, shares of the Company's common stock. Below is a summary of the principal provisions of the 2005 ESPP and its operation. A copy of the 2005 ESPP is set forth in full in Appendix A to this proxy statement, and the following description of the 2005 ESPP is qualified in its entirety by reference to Appendix A.

Summary of the 2005 ESPP

        General.    The 2005 ESPP is primarily designed to retain and motivate the employees of the Company and its designated subsidiaries by encouraging them to acquire ownership in the Company on a tax-favored basis. In particular, the 2005 ESPP is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and thereby to allow participating employees to defer recognition of taxes when purchasing common stock at a discount under the 2005 ESPP. The Company will be reserving 1,000,000 shares of common stock for issuance under the 2005 ESPP, although a designated broker may also be purchasing shares for participants on the open market. To the extent the Company offers to sell shares purchased by a broker at a price below fair market value, the Company will make cash payments to the broker to subsidize the discount.

        Administration.    The 2005 ESPP will be administered by the Board or a person or committee appointed from time to time by the Board (the "2005 ESPP Administrator"). The Board or the 2005 ESPP Administrator, if one has been appointed, will be vested with full authority to construe, interpret and apply the terms of the 2005 ESPP, to determine eligibility, to adjudicate all disputed claims under the 2005 ESPP, to adopt, amend and rescind any rules deemed appropriate for the administration of the 2005 ESPP, and to make all other determinations necessary or advisable for the administration of the 2005 ESPP. Determinations by the Board or the 2005 ESPP Administrator as to the interpretation and operation of the 2005 ESPP will be final and binding on all parties.

        Offering Periods and Purchase Dates.    Under the 2005 ESPP, the Company initially intends to conduct 12-month offerings (each, an "Offering") of shares of the Company's common stock, with each such Offering consisting of two 6-month purchase periods (each, a "Purchase Period"). However, the 2005 ESPP Administrator may prospectively shorten or lengthen the duration of these periods. Subject to obtaining stockholder approval at the annual meeting, it is expected that the first Offering will begin on or about September 1, 2005 and will consist of Purchase Periods that end on or about March 1, 2006 and September 1, 2006. Once the 2005 ESPP has been approved by the stockholders of the Company, the 2005 ESPP Administrator or the Board may change the term of any Offering or Purchase Period to up to 27 months, without further stockholder approval.

        Eligibility.    All employees of the Company and its designated subsidiaries (including, for sub-plans, designated related entities) will be eligible to participate in the 2005 ESPP, except persons whose customary employment is less than 20 hours per week or five months or less per year and those hired prior to the beginning of an Offering. Persons who are deemed for purposes of Section 423(b)(3) of the Code to own shares of common stock representing 5% or more of the total combined voting power or value of all classes of the Company's common stock or shares of a subsidiary will be ineligible to participate in the 2005 ESPP. In addition, to the extent an option granted pursuant to the 2005 ESPP would permit a person's rights to purchase shares of common stock to accrue at a rate that exceeds $25,000 of the fair market value of such common stock for any calendar year, such person will not be eligible to participate in the 2005 ESPP. The Board or the 2005 ESPP Administrator, in its sole discretion, may permit Company directors, employees who own 5% or more of the total combined voting power or value of all classes of the Company's common stock or shares of a subsidiary, and consultants to participate in certain sub-plans which are not designed to meet the requirements set forth in Section 423 of the Code. As of June 1, 2005, the Company and its designated subsidiaries had no directors or consultants who were eligible to participate in the 2005 ESPP and approximately 550 employees who were eligible to participate in the 2005 ESPP.

        Participation.    Eligible employees may elect to participate in one or more of the Offerings by electing to make payroll deductions during the Offering. The amount of the payroll deductions must not exceed a percentage (initially 10%) of the participant's annual compensation as established from time to time by the Board or the 2005 ESPP Administrator. Likewise, a participant may not purchase more than 1,000 shares of common stock per Purchase Period during an Offering, subject to adjustment before the commencement of each Offering both for capital changes and based on the discretion of the Board or the 2005 ESPP Administrator. All sums deducted from the regular compensation of participants will be credited to a stock purchase account established for each participant on the Company's books. Prior to use of these funds for the purchase of shares of common stock in accordance with the 2005 ESPP, the Company may use these funds for any valid corporate purpose. In no event will the Company be under any obligation to pay interest on funds credited to a participant's stock purchase account.

        Price.    Generally, the price per share of common stock sold under the 2005 ESPP during an Offering will be 85% of the closing price of the Company's common stock on NASDAQ on the first day of the Offering (or, if less, 85% of the closing price of the Company's common stock on NASDAQ on the last day of the Purchase Period). However, before the first business day of any Offering, the Board or the 2005 ESPP Administrator may establish a different formula for determining the price, so long as the formula does not result in a lower price than is allowed under Section 423(b)(6) of the Code. Each eligible employee will receive an option, effective on the first day of the Offering, to purchase shares of common stock on the last day of each Purchase Period during the Offering. The number of shares which a participant may purchase pursuant to the option during each Offering will be the quotient of the aggregate payroll deductions in the Offering authorized by the participant and not withdrawn, divided by the applicable purchase price, subject to the limitations described above. Any amounts left over in an eligible employee's account following a Purchase Period will be returned to the applicable employee.

        Purchase of Shares.    A participant's option to purchase common stock pursuant to the 2005 ESPP will be automatically exercised on the last day of each Purchase Period associated with an Offering. Before that date, a participant may terminate his or her participation in the 2005 ESPP by providing written notice to the 2005 ESPP Administrator or its designated broker. A participant who terminates his or her participation in the 2005 ESPP during an Offering will receive a refund of his or her 2005 ESPP contributions. If a participant fails to work at least 20 hours per week during an Offering, the participant shall automatically be deemed to have terminated his or her participation in the 2005 ESPP. Other than terminating his or her participation in the 2005 ESPP altogether, once an Offering begins, a participant may not increase or decrease how much he or she has elected to contribute to the 2005 ESPP during the Offering unless the Board or the 2005 ESPP Administrator provided for such adjustments before the Offering began.

        Transferability.    Options under the 2005 ESPP may not be assigned, transferred, pledged or otherwise disposed of except by will or in accordance with the laws of descent and distribution.

        Termination of Employment.    If a participant's employment terminates for any reason, his or her payroll deductions or contributions will be refunded.

        Amendment or Termination of the 2005 ESPP.    The Board or the 2005 ESPP Administrator may at any time amend the 2005 ESPP. Such amendments will be subject to stockholder approval only to the extent the Board or the 2005 ESPP Administrator determines that such approval is appropriate. Currently, for example, the approval of the stockholders of the Company is required to increase the number of shares of common stock authorized for purchase under the 2005 ESPP or to change the class of employees eligible to receive options under the 2005 ESPP, other than to designate additional subsidiaries as eligible subsidiaries for purposes of the 2005 ESPP. The Board or the 2005 ESPP Administrator may also terminate the 2005 ESPP at any time, and the 2005 ESPP will remain in effect until such termination.

        Change in Company Capital Structure.    If there is any change in the common stock of the Company as a result of a merger, consolidation, reorganization, recapitalization, declaration of stock dividends, stock split, combination of shares, exchange of shares, change in corporate structure or similar event, appropriate adjustments will be made to the class and number of shares subject to the 2005 ESPP.

Anticipated U.S. Federal Income Tax Consequences of the 2005 ESPP

        The Company anticipates that all purchases through the 2005 ESPP will qualify for tax-favored treatment under Section 423 of the Code, with the consequences described below for participants subject to U.S. taxation. Any non-qualifying purchases could subject the purchaser to income tax, including penalty taxes under Section 409A of the Code, either at the time of grant or of exercise of the purchase option.

        For purchases qualifying under Section 423 of the Code, no taxable income will be recognized by employees until the sale or other disposition of the shares of common stock acquired under the 2005 ESPP. At that time, a participant generally will recognize ordinary income and capital gains. When the shares are disposed of by a participant two years or more after the beginning of the Offering in which the shares were purchased, he or she will recognize ordinary income equal to the lesser of: (i) the excess of the fair market value of the shares on the purchase date over the purchase price (the "Discount"); and (ii) the excess of the fair market value of the shares at disposition over the purchase price. When shares are disposed of after less than two years (in what is known as a "disqualifying disposition"), the participant must recognize ordinary income in the amount of the Discount, even if the disposition is a gift or is at a loss. In the event of a participant's death while owning shares acquired under the 2005 ESPP, ordinary income must be recognized in the year of death as though the shares had been sold.

        In the cases discussed above (other than death), the amount of ordinary income recognized by a participant is added to the purchase price paid by the participant, and this amount becomes the tax basis for determining the amount of the capital gain or loss from the disposition of the shares. Additional gain, if any, will be short-term or long-term capital gain depending on whether the shares were held for 12 months or less, or more than 12 months.

        Net capital gains from the disposition of capital stock held more than 12 months are currently taxed at a maximum federal income tax rate of 15% and net capital gains from the disposition of stock held not more than 12 months is taxed as ordinary income (maximum rate of 35%). However, limitations on itemized deductions and the phase-out of personal exemptions may result in effective marginal tax rates higher than 15% for net capital gains and 35% for ordinary income.

        The Company is entitled to tax deductions for shares issued under the 2005 ESPP only in the event of disqualifying dispositions. For disqualifying dispositions, the Company is allowed a deduction to the extent of the amount of ordinary income includable in gross income by such participant for the taxable year as a result of the premature disposition of the shares. The 2005 ESPP will not meet the requirements in Section 162(m) of the Code, which means that there may be no Company deductions for disqualifying dispositions by the Company's chief executive officer and four most highly paid other executive officers.

        Please note that the foregoing discussion of the anticipated U.S. federal income tax consequences relating to the 2005 ESPP sets forth general rules only, and each participant's particular tax situation may differ. Accordingly, in the event that the 2005 ESPP is approved by the Company's stockholders at the annual meeting, the Company strongly recommends that each participant consult his or her own tax advisors for tax advice relating to his or her participation in the 2005 ESPP.

Vote Required; Recommendation

        To be approved, this Proposal No. 2 must receive a "for" vote from the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the annual meeting. Abstentions will have the same effect as votes "against" Proposal No. 2; broker non-votes will have no effect. The Board recommends a vote "for" this Proposal No. 2 to approve the 2005 ESPP.

PROPOSAL NO. 3
APPROVAL OF THE EXCHANGE PROGRAM

Background

        The objectives of the Company's various equity incentive plans are to attract and retain talented employees and to encourage those employees to act in the best interests of the Company and its stockholders by increasing their participation in the ownership of the Company. Due to the substantial decline in the market price of the Company's common stock in recent years, the exercise prices of most of the Company's outstanding stock options are considerably higher than the current market price of the common stock. As a result of this disparity, the Board believes that some of our stock options are no longer effective as incentives to retain and motivate employees. Also, although these stock options are not likely to be exercised, unless they are cancelled they will remain on the Company's books with the potential to dilute stockholders' interests for up to 10 years from the grant date.

        As a result, the Board believes that it is appropriate to initiate an Exchange Program on the terms described below in order to permit the exchange of certain of the Company's outstanding stock options granted pursuant to the 2004 Plan and the Old Plans (collectively, the "Stock Plans") for new restricted shares of common stock issued pursuant to the terms of the 2004 Plan. The Board further believes that the Exchange Program would be beneficial to stockholders insofar as it would involve the cancellation of a large number of outstanding stock options in favor of the issuance of fewer restricted shares of common stock. In addition, by conducting the Exchange Program rather than simply granting new options to supplement the currently outstanding options, the Company would be able to re-incentivize option recipients without creating additional potential dilution to our current stockholders.

        If this Proposal No. 3 is approved at the annual meeting, the Board will have the discretion to implement, at any time within one year following the annual meeting but subject to the criteria set forth in this Proposal No. 3, an Exchange Program that offers eligible employees the one-time opportunity to surrender any and all stock options granted pursuant to any of the Stock Plans (each, an "Old Option") with an exercise price greater than $9.00 per share (the "Threshold Price") in exchange for a number of restricted shares of common stock ("Restricted Shares") based on an exchange ratio that will be determined by the Board. Additional details regarding the proposed Exchange Program are summarized below.

Summary of the Exchange Program

        Implementing the Exchange Program.    If this Proposal No. 3 is approved, the Board may finalize the terms of the Exchange Program based on the recommendations of the Human Resources Committee of the Board and may commence the Exchange Program within the one-year period following the annual meeting. Once the Exchange Program commences, eligible employees will be offered the opportunity to participate in the Exchange Program under an Offer of Exchange to be filed with the Securities and Exchange Commission (the "SEC") and distributed to all eligible employees. Eligible employees will be given at least 20 business days (the "Election Period") during which to accept the offer of the Restricted Shares in exchange for the surrender of their Old Options. Surrendered Old Options will be cancelled on the first business day following the end of the Election Period, and the Restricted Shares will be granted simultaneously with the cancellation of the Old Options.

        Eligibility.    If implemented, the Exchange Program will be open to all Accelrys employees worldwide, where feasible and practical under local regulations as determined by the Company. The Exchange Program will not be available to non-employee members of our Board, nor will the Exchange Program be available to Named Executive Officers (as defined elsewhere in this proxy statement) or to individuals that are no longer active Accelrys employees for any reason, including layoff, termination, voluntary resignation, death or disability, on the date that the Exchange Program commences.

        Exchange Ratio.    As previously described, the exchange ratio or ratios for the Exchange Program (i.e., how many Old Options an employee must surrender in order to receive one Restricted Share) will be determined by the Board in its sole discretion in a manner intended to minimize the number of Restricted Shares being awarded, while still granting fair value as consideration for the cancellation of

Old Options. The exchange ratio will depend upon the exercise price of the Old Options surrendered in the Exchange Program, provided that: (i) the exchange ratio will not be more favorable to eligible employees than is indicated in the table included below under the heading "Effect of the Exchange Program on the Company's Capitalization"; and (ii) not more than 250,000 Restricted Shares will be issued in the aggregate pursuant to the Exchange Program. Restricted Shares will not be issued for fractional shares, and all Restricted Shares will be granted pursuant to the terms of the 2004 Plan (as amended as described in Proposal No. 4, if applicable).

        Election to Participate.    Under the Exchange Program, eligible employees would be entitled to make a one-time election to cancel Old Options in exchange for Restricted Shares. Participation in the Exchange Program would be entirely voluntary; however, the Board may determine in its discretion whether to require all participants to exchange Old Options on an all-or-nothing basis rather than a grant-by-grant basis.

        Vesting of Restricted Shares.    Upon issuance, all Restricted Shares will be completely unvested, regardless of whether the Old Options surrendered in exchange were partially or completely vested. Subject to conditions such as continued employment with the Company, such Restricted Shares would then vest over a specified period that would in no event be less than three years following the date of issuance. Any Restricted Shares that have not vested before termination of employment will be automatically forfeited, except to the extent recipient's individual award agreement for the Restricted Shares provides for accelerated vesting in accordance with the terms of the 2004 Plan (as amended as described in Proposal No. 4, if applicable).

        Other Conditions of Restricted Shares.    Other terms and conditions of the Restricted Shares will be set forth in an agreement to be entered into as of the issuance date by and between the Company and each recipient of Restricted Shares.

        Accounting Treatment.    The Company currently accounts for its equity-based compensation in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance ("APB Opinion No. 25"). Accordingly, pursuant to APB Opinion No. 25, upon the issuance of the Restricted Shares, the Company will be required to value the Restricted Shares at fair value and amortize the aggregated fair value over the remaining vesting period.

        SEC Comments; Compliance with Laws.    If this Proposal No. 3 is approved and the Exchange Program is initiated by the Board, the terms of the Exchange Program will be described in a tender offer statement filed with the SEC. Although we do not anticipate that the SEC would require us to make any material modifications, it is possible that we will need to alter the terms of the Exchange Program to comply with SEC comments. In addition, it is currently our intention to make the Exchange Program available to our employees who are located outside of the United States, where permitted by local law and where we determine it is practical to do so. It is possible that we may need to make modifications to the terms offered to employees in countries outside the United States to comply with local requirements, or for tax or accounting reasons.

Anticipated U.S. Federal Income Tax Consequences

        The Company anticipates that the exchange of Old Options for Restricted Shares would be treated as a non-taxable exchange and that the Company and the participants in the Exchange Program should recognize no income for U.S. federal income tax purposes in connection with the grant of the Restricted Shares.

        Please note that the foregoing discussion of the anticipated U.S. federal income tax consequences relating to the Exchange Program sets forth general rules only, and each participant's particular tax situation may differ. Accordingly, in the event that this Proposal No. 3 is approved by the Company's stockholders at the annual meeting and the Board initiates the Exchange Program thereafter, the Company strongly recommends that each participant in the Exchange Program consult his or her own tax advisors for tax advice relating to his or her participation in the Exchange Program.

Effect of the Exchange Program on the Company's Capitalization

        As of June 1, 2005, there were 5,102,835 shares of common stock underlying all outstanding options granted by the Company and a total of 21,444 shares of common stock underlying all outstanding restricted stock awards granted by the Company. Collectively, the outstanding options had a weighted average exercise price of $10.26 and a weighted average term of 6.38 years. These outstanding options included Old Options representing an aggregate of 803,302 shares of common stock that would have been eligible under the criteria described above for exchange pursuant to the Exchange Program. Accordingly, the table below shows the effects of the Exchange Program asuming that all of these Old Options were to be exchanged and grants of Restricted Shares were to be made in accordance with the exchange ratios set forth below.

Effects of Proposed Exchange Program
(All information presented as of June 1, 2005)

Range of Exercise Prices	Number of Shared Underlying Eligible Options	Weighted Average Remaining Life in Years For Each Tier	Weighted Average Exercise Price For Each Tier	Exchange Ratio	New Restricted Stock
$9.00 to $12.49	178,737	6.16	$10.38	3.06	58,411
$12.50 to $14.99	118,520	8.12	$14.20	3.05	38,859
$15.00 to $17.49	94,979	6.80	$15.61	3.03	31,346
$17.50 to $19.99	80,869	5.57	$19.48	3.91	20,683
$20.00 to $24.99	28,542	4.97	$22.81	4.83	5,909
$25.00 to $29.99	20,724	5.10	$27.50	5.27	3,932
$30.00 to $39.99	275,494	5.08	$32.06	6.01	45,839
$40.00 to $49.99	4,078	4.74	$40.83	8.37	487
$50.00 to $65.00	1,359	4.80	$62.53	9.99	136
	803,302				205,603
			Net overhang reduction:		597,699

Assumptions
a)    100% participation in Exchange Program
b)    Restricted Shares will vest on an annual basis in equal annual installments over three years

        Assuming that all eligible Old Options as of June 1, 2005 were to be exchanged pursuant to the Exchange Program in accordance with the exchange ratios set forth in the table above, immediately following the consummation of the Exchange Program there would be a total of 4,299,533 shares of common stock underlying all outstanding options granted by the Company and 227,047 shares of common stock underlying all restricted stock awards granted by the Company. Collectively, the outstanding options would have a weighted average exercise price of $8.24 and a weighted average term of 6.45 years. Moreover as seen in the table above, the amount of overhang created by the Company's equity incentive plans would have been reduced by a net amount of 597,699 shares of common stock, or 2.29% of the fully diluted capitalization of the Company.

        Notwithstanding the foregoing example, given that participation in the Exchange Program would be entirely voluntary and that certain parameters of the Exchange Program would be based on the future market price of the common stock, we are not able to predict with much certainty the precise effects of the Exchange Program on the capitalization of the Company. However, the Exchange Program will be designed to be value neutral to current stockholders and to avoid the greater dilution in ownership that could results from supplemental equity grants to employees. Please note, however, that the mere cancellation of any number of Old Options in exchange for Restricted Shares would not reduce the number of shares of common stock issuable under the Stock Plans and the Company's other existing equity plans and would therefore not have an anti-dilutive effect with regard to the Company's common stock.

Vote Required; Recommendation

        To be approved, this Proposal No. 3 must receive a "for" vote from the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the annual meeting. Abstentions will have the same effect as votes "against" Proposal No. 3; broker non-votes will have no effect. The Board recommends a vote "for" this Proposal No. 3 to approve the Exchange Program.

PROPOSAL NO. 4
APPROVAL OF AMENDED 2004 PLAN

Background

        In recent years, the Company has maintained, and made equity compensation grants to employees, directors and consultants pursuant to, a number of different equity incentive plans. While allowing the Company some degree of flexibility in structuring individual grants, over time this situation has led to the substantial administrative complications that inevitably accompany the task of managing several different active plans. These complications, in turn, often require significant time and effort from those Company personnel charged with overseeing the day-to-day operations of the Company's equity incentive plans.

        In addressing this situation, the Board has determined that it would be more efficient to make all future grants of equity compensation (including, as referenced in Proposal No. 3, all grants of Restricted Shares) pursuant only to the 2004 Plan, which allows for a wider range of types of equity compensation grants than certain of the Old Plans. Accordingly, the Board has approved the amendment and restatement of the 2004 Plan as set forth in Appendix B to this proxy statement (the "Amended 2004 Plan"), contingent only on stockholder approval of this Proposal No. 4. The Amended 2004 Plan remains virtually identical to the 2004 Plan originally approved by the Company's stockholders, except insofar as it provides for two related increases in the number of shares of the Company's common stock available for future grant under the 2004 Plan. First, the number of shares available for all future grants under the 2004 Plan would increase by that number of shares of common stock equal to the sum of: (i) 900,000; and (ii) that number of shares of common stock that are subject to outstanding grants under each of the Old Plans that are terminated at any time after the annual meeting by expiration, forfeiture, cancellation or otherwise (including, subject to the approval by the Company's stockholders of Proposal No. 3, that number of shares of common stock underlying stock options that are cancelled pursuant to the Exchange Program). Second, the Amended 2004 Plan would provide that any shares of common stock that are awarded pursuant to the 2004 Plan as restricted stock awards, common stock awards, performance awards or deferred stock units (but not as stock options or stock appreciation rights) would be counted against the maximum number of shares of common stock available under the Plan based on a 1.15-to-1 ratio. For example, if 100 shares of common stock are granted under the Amended 2004 Plan as a performance award, the maximum number of shares of common stock available for awards under the Amended 2004 Plan will be reduced by 115 shares, rather than 100 shares. Conversely, a forfeiture of the 100 shares underlying that performance award would result in a 115-share increase in the maximum number of shares of common stock available for awards under the Amended 2004 Plan.

        If this Proposal No. 4 is approved at the annual meeting, no new awards will be granted pursuant to any of the Old Plans following the annual meeting. On the other hand, if this Proposal No. 4 does not receive the required stockholder approval at the annual meeting, the terms of the Stock Plans will remain in effect, and future grants may occur under those Stock Plans in accordance with their terms. Finally, regardless of whether this Proposal No. 4 is approved at the annual meeting, the Board may elect to approve one or more additional equity compensation plans in the future.

Summary of the Amended 2004 Plan

        The primary features of the Amended 2004 Plan are summarized below. Please note that this description is qualified in its entirety by reference to the Amended 2004 Plan itself, a copy of which is attached as Appendix B to this proxy statement.

        General.    Like the 2004 Plan, the Amended 2004 Plan will authorize the grant of stock options, restricted stock, common stock, performance awards (denominated in cash or stock), deferred stock units and stock appreciation rights. Stock options granted under the Amended 2004 Plan may be either "incentive stock options", as defined in Section 422 of the Code, or nonqualified stock options, as determined by the Amended 2004 Plan Administrator (as defined below).

        Number of Shares.    A total of 593,125 shares of our common stock are currently available for issuance under the 2004 Plan. If this Proposal No. 4 is approved at the annual meeting, this number of shares will increase by the sum of: (i) 900,000; and (ii) that number of shares of common stock that are subject to outstanding grants under each of the Old Plans that are terminated at any time after the annual meeting by expiration, forfeiture, cancellation or otherwise (including, subject to the approval by the Company's stockholders of Proposal No. 3, that number of shares of common stock underlying stock options that are cancelled pursuant to the Exchange Program). In addition, whereas the 2004 Plan currently provides that no more than 200,000 shares of common stock may be awarded pursuant to the 2004 Plan as restricted stock awards, common stock awards, performance awards or deferred stock units (but not as stock options or stock appreciation rights), the Amended 2004 Plan would provide simply that any shares of common stock that are awarded pursuant to the 2004 Plan as restricted stock awards, common stock awards, performance awards or deferred stock units (but not as stock options or stock appreciation rights) would be counted against the maximum number of shares of common stock available under the Plan based on a 1.15-to-1 ratio. For example, if 100 shares of common stock are granted under the Amended 2004 Plan as a performance award, the maximum number of shares of common stock available for awards under the Amended 2004 Plan will be reduced by 115 shares, rather than 100 shares. Conversely, a forfeiture of the 100 shares underlying that performance award would result in a 115-share increase in the maximum number of shares of common stock available for awards under the Amended 2004 Plan. The Amended 2004 Plan also clarifies that the following shares of common stock will not become available for issuance under the Amended 2004 Plan: (a) shares of common stock tendered by participants as full or partial payment to the Company upon exercise of options granted under the Amended 2004 Plan; (b) shares of common stock reserved for issuance upon grant of stock appreciation rights, to the extent the number of reserved shares of common stock exceeds the number of shares of common stock actually issued upon exercise of the stock appreciation rights; and (c) shares of common stock withheld by, or otherwise remitted to, the Company to satisfy a participant's tax withholding obligations upon the lapse of restrictions on restricted stock or the exercise of options or stock appreciation rights granted under the Amended 2004 Plan, or upon any other payment or issuance of shares of common stock under the Amended 2004 Plan. The foregoing increases in the number of shares of common stock subject to the Amended 2004 Plan (as compared to the 2004 Plan) and clarification regarding shares of common stock that will not become available for issuance under the Amended 2004 Plan represent the only terms of the 2004 Plan that will be amended if the Amended 2004 Plan is approved at the annual meeting.

        Administration.    The Board or a committee established by the Board (the "Committee") will administer the Amended 2004 Plan for all employees subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee will consist of two or more non-employee directors appointed by our Board, and the members of the Committee will meet the independence standards required by NASDAQ or any other applicable governing body. With respect to all other participants in the Amended 2004 Plan, the Board may either administer the Amended 2004 Plan directly or appoint a committee (the "Secondary Committee") from among its members, including the members of the Committee, to administer the Amended 2004 Plan. The Committee also may appoint any one or more of its members or the chief executive officer to make grants to employees other than employees subject to Section 16 of the Exchange Act. The Board, Committee or Secondary Committee, as applicable, are collectively referred to herein as the "Amended 2004 Plan Administrator". Subject to the other provisions of the Amended 2004 Plan, the Amended 2004 Plan Administrator will have the authority to:

    •
    select the participants in the Amended 2004 Plan and determine the type of awards to be made to such participants, the number of shares subject to each award and the terms, conditions, restrictions and limitations of each award;

    •
    interpret the Amended 2004 Plan;

    •
    determine eligibility for participation in the Amended 2004 Plan;

    •
    decide all questions concerning eligibility for and the amount of awards payable under the Amended 2004 Plan;

    •
    construe any ambiguous provision of the Amended 2004 Plan and correct any default, supply any omission and reconcile any inconsistency contained in the Amended 2004 Plan;

    •
    issue administrative guidelines as an aid to administer the Amended 2004 Plan and make changes in such guidelines as it from time to time deems proper;

    •
    make regulations for carrying out the Amended 2004 Plan and make changes in such regulations as it from time to time deems proper;

    •
    determine whether awards should be granted singly, in combination or in tandem;

    •
    to the extent permitted under the Amended 2004 Plan, grant waivers of Amended 2004 Plan terms, conditions, restrictions and limitations;

    •
    accelerate the vesting, exercise or payment of an award or the performance period of an award when such action or actions would be in our best interest;

    •
    establish such other types of awards, besides those specifically enumerated in the Amended 2004 Plan, which the Amended 2004 Plan Administrator determines are consistent with the Amended 2004 Plan's purpose;

    •
    grant awards in replacement of awards previously granted under the Amended 2004 Plan or any of our other executive compensation plans, provided that no re-pricing of awards will be permitted without approval of the stockholders;

    •
    establish and administer the performance goals associated with awards under the Amended 2004 Plan and certify whether, and to what extent, they have been attained;

    •
    determine the terms and provisions of any agreements entered into under the Amended 2004 Plan;

    •
    take any and all other action it deems necessary or advisable for the proper operation or administration of the Amended 2004 Plan; and

    •
    make all other determinations it deems necessary or advisable for the administration of the Amended 2004 Plan, including factual determinations.

        Eligibility.    The Amended 2004 Plan will provide that awards may be granted to our employees, directors and consultants (as such terms are defined in the Amended 2004 Plan), but that incentive stock options may be granted only to employees. It is not possible to state at this time whether a particular executive officer, all current executive officers as a group, a particular nominee for director or all non-executive officers as a group will be granted awards under the Amended 2004 Plan, since these matters will be determined by the Amended 2004 Plan Administrator based on each participant's level of responsibility, compensation and contribution to our success.

        Section 162(m) Limitations.    Section 162(m) of the Code limits the deductibility of compensation paid to certain of our executive officers. Performance based compensation or performance vesting of awards (such as restricted stock) may not be subject to the limitations of Section 162(m). Additionally, to maximize our deduction attributable to options granted to such persons, the Amended 2004 Plan will require that no participant may receive awards for more than 300,000 shares of common stock, or separately exercisable stock appreciation rights for more than 100,000 shares of common stock, in any one year.

        Award Agreements.    Each award granted under the Amended 2004 Plan will be evidenced by a written award agreement between the recipient and the Company and will be subject to the terms and conditions described below with respect to the particular type of award:

    Stock Options

    The Amended 2004 Plan Administrator will determine the exercise price of an option to purchase shares of common stock at the time the option is granted. The exercise price under an incentive stock option or non-qualified stock option will not be less than 100% of the fair market value of common stock on the date the option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of our outstanding stock (a "10% Stockholder") will not be eligible for the grant of an option unless the exercise price of the option is at least 110% of the fair market value of the common stock on the date of grant. Generally, the fair market value shall be the closing sale price for such stock on the date of determination as quoted on NASDAQ.

    The means of payment for shares issued upon exercise of an option will be specified in each option agreement and generally may be made by cash, certain other shares of common stock owned by the optionee for at least six months, delivery of an exercise notice together with irrevocable instructions to a broker chosen by the optionee (and reasonably agreeable to the Amended 2004 Plan Administrator) to deliver the exercise price to us from the sale proceeds (i.e., a "cashless exercise"), any combination of the foregoing methods, or any other consideration to the extent permitted under applicable law.

    Each stock option agreement will specify the type of option, the term of the option, the date when the option will become exercisable and any applicable performance goals. However, the term of an option granted under the Amended 2004 Plan will be no longer than 10 years from the date of grant. Moreover, in the case of an option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant. Finally, if the aggregate fair market value of all shares of common stock subject to an optionee's incentive stock options which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonqualified stock options.

    Upon the grant of an option under the Amended 2004 Plan, the Amended 2004 Plan Administrator will provide in the option grant agreement the effect a termination of employment, the termination of a director's services or cessation of a consulting arrangement, including for reasons of death, disability, retirement, voluntary resignation, involuntary termination, and misconduct, will have upon the vesting and exercise period applicable to the option. Generally, unless otherwise provided in an agreement, no further vesting will occur upon termination and the exercise period for the option will be truncated to be no more than one year following termination (in the case of retirement, death, or disability) and may end immediately (as in the case of misconduct). For purposes of the Amended 2004 Plan, misconduct will include, but not be limited to: (i) acts of dishonesty or other willful misconduct; (ii) failure to comply with the Company's lawful written direction; or (iii) other intentional acts of misconduct by the optionee that harm the Company.

    Stock Appreciation Rights

    A stock appreciation right (a "SAR") granted in connection with an option (a "Tandem SAR") will entitle the optionee to exercise the SAR by surrendering to us unexercised the corresponding portion of the related option. In exchange, the optionee will receive from us an amount equal to the excess of the fair market value of common stock covered by the surrendered portion of the related option on the date of surrender of the related option over the exercise price of the related option. When a Tandem SAR is exercised, the related option, to the extent surrendered, ceases to be exercisable. A Tandem SAR remains exercisable until, and expires no later than, the date on which the related option ceases to be exercisable or expires.

    A SAR that is not a Tandem SAR (a "Freestanding SAR") also may be awarded under the Amended 2004 Plan. A Freestanding SAR shall entitle the grantee to surrender unexercised the SAR (or any portion of such SAR) and to receive a payment equal to the excess of the fair market value of the shares of stock covered by the SAR on the date of exercise over the base price of the SAR. The payment may be in cash, in shares of stock, in shares of restricted stock or any combination of the foregoing, as the Amended 2004 Plan Administrator shall determine. The exercise price of a Freestanding SAR will be determined by the administrator.

    SARs also will be subject to a vesting schedule, which will be at least one year, as provided in individual grant agreements. Vesting may be accelerated in a change of control or on certain approved terminations of a recipient's service with the Company.

    Performance Awards

    Performance awards (both share-based and cash-based) may be made under the Amended 2004 Plan. The Amended 2004 Plan Administrator will establish performance measures, described in each award agreement. The applicable performance measures may involve any one or more of the following:

      •
      revenue growth;

      •
      earnings before interest, taxes, depreciation and amortization (EBITDA);

      •
      earnings before interest, taxes and amortization (EBITA);

      •
      operating income;

      •
      net operating income after tax;

      •
      pre- or after-tax income;

      •
      cash flow;

      •
      cash flow per share;

      •
      net earnings;

      •
      earnings per share;

      •
      return on equity;

      •
      return on capital employed;

      •
      return on assets;

      •
      economic value added (or an equivalent metric);

      •
      share price performance;

      •
      total shareholder return;

      •
      improvement in or attainment of expense levels;

      •
      improvement in or attainment of working capital levels; or

      •
      debt reduction.

    The Amended 2004 Plan Administrator may make other adjustments to the performance goals at the time they are determined regarding any extraordinary items, or unusual or non-recurring items. Performance goals may be established: (i) on a corporate-wide basis; (ii) with respect to one or more business units, divisions, or subsidiaries; and (iii) in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

    Stock Awards and Restricted Stock

    The Amended 2004 Plan Administrator will determine the number and timing of stock awards to be granted. The Amended 2004 Plan Administrator may also modify or accelerate the delivery of a stock award under circumstances it deems appropriate. The Amended 2004 Plan Administrator may subject the stock awards to terms, conditions, restrictions, and/or limitations, including, but not limited to, restrictions on transferability and continued employment, as long as they are not inconsistent with the Amended 2004 Plan. During the period restricted stock is subject to the above restrictions, the Amended 2004 Plan Administrator may, in its sole discretion, grant to the holder of restricted stock all or any of the rights of a stockholder with respect to the restricted stock shares, including, but not limited to, the right to vote and the right to receive dividends. Restricted stock awards will be subject to a vesting schedule of at least three years, unless the award is made in lieu of other compensation or is made to a new hire to replace awards forfeited from his or her prior employer.

    A recipient of a deferred stock or stock unit award will receive, subject to certain conditions which could include the achievement of performance goals determined by the Amended 2004 Plan Administrator, a fixed number of shares of stock at the end of a specified deferral period or periods. During the deferral period(s), recipients will have no rights as a stockholder with respect to any shares of stock. Amounts equal to any dividends declared during the deferral period with respect to deferred stock that is not subject to the achievement of specified performance goals will either be paid to the grantee, reinvested in additional shares of deferred stock or otherwise reinvested, as determined by the Amended 2004 Plan Administrator at the time of the award. Shares of stock awarded pursuant to a deferred stock award will be issued and delivered at the end of a deferral period as specified in the deferred stock agreement evidencing such award, and may be subject to additional conditions determined by the Amended 2004 Plan Administrator.

        Nontransferability of Awards.    In general, during a participant's lifetime, his or her awards will be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution as well as, under certain circumstances, to family members and related trusts. The Amended 2004 Plan Administrator will have the discretionary authority to grant transferability of Awards without consideration.

        Stock Withholding.    The Amended 2004 Plan Administrator may allow participants in the Amended 2004 Plan to satisfy their withholding obligations, if applicable, by electing to have a certain number of shares of stock held by the participant delivered to us, or a certain number of shares of stock, which would be received pursuant to the exercise of the option, withheld by us.

        Adjustment Upon Change in Capitalization.    Subject to any required action by our stockholders, in the event that our stock is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us, appropriate proportional adjustments will be made in the number and class of shares of stock under the Amended 2004 Plan, the number of shares of stock subject to any award outstanding under the Amended 2004 Plan, and the exercise price of any outstanding option. Any such adjustment will be made by the Amended 2004 Plan Administrator, whose determination shall be conclusive.

        Merger or Asset Sale.    In connection with any merger or sale of all or substantially all of our assets, each outstanding award may (but need not) be assumed or an equivalent award may (but need not) substituted by a successor corporation. If the successor corporation does not assume the award or substitute a substantially equivalent award, each share of restricted stock will be immediately vested and the value of the restricted stock will be paid to the recipient in cash and each option will become fully vested and exercisable for a period of time determined by the Amended 2004 Plan Administrator.

        Change in Control.    Any outstanding awards will become fully vested and exercisable upon a change in control unless the awards are assumed by our successor or substituted with awards of equal value. In addition, the Amended 2004 Plan Administrator may provide in an award agreement or otherwise, that awards are cashed out immediately upon a change in control. A "change in control" will be defined as:

    •
    any "person" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), including a "group" within the meaning of Section 13(d) but excluding us and any of our subsidiaries and any employee benefit plan sponsored or maintained by us or any of our subsidiaries, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our securities representing 30% or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of our directors ("Voting Securities");

    •
    the consummation of a merger, consolidation, reorganization or any other business combination (any of the foregoing, a "Business Combination") of or involving us and another person, following which the persons who were the beneficial owners of the Voting Securities outstanding immediately prior to such Business Combination do not beneficially own, directly or indirectly, securities representing more than 50% of the combined voting power of the then outstanding Voting Securities or of the entity acquiring us in such Business Combination;

    •
    complete liquidation or dissolution of us;

    •
    a sale, lease, exchange or other disposition or transfer (in one transaction or a series of related transactions) of all or substantially all of our assets or business; provided that a change of control under this clause shall not be deemed to have occurred where we sell, exchange or otherwise dispose of or transfer all or substantially all of our assets or business to another corporation which is beneficially owned, directly or indirectly, immediately following such transaction by the holders of the Voting Securities in substantially the same proportions as their ownership of the Voting Securities immediately prior to such transaction; or

    •
    such time as the "continuing directors" do not constitute at least a majority of our Board (or, if applicable, the board of directors of our successor), where the term "continuing director" means at any date a director who was: (i) a director on the date of the Amended 2004 Plan; or (ii) nominated or elected subsequent to such date by at least a majority of the directors who were continuing directors at the time of such nomination or election, or whose election to the board was recommended or endorsed by at least a majority of the directors who were our continuing directors at the time of such nomination or election (it being understood that no individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board shall be a continuing director).

        Amendments, Suspensions and Termination of the Amended 2004 Plan.    Our Board will be able to amend, suspend or terminate the Amended 2004 Plan at any time, provided that stockholder approval will be required for any amendment which: (i) materially increases the number of shares of common stock subject to the Amended 2004 Plan; (ii) materially increases the maximum number of shares allowed for grants to any participant; (iii) materially changes the class of persons eligible to receive grants of awards; (iv) materially increases the benefits to participants under the Amended 2004 Plan; or (v) gives rise to approvals required by any applicable law, regulation or NASDAQ rule. In any event, the Amended 2004 Plan will terminate automatically 10 years after it is approved by the stockholders.

Anticipated U.S. Federal Income Tax Consequences

        Restricted Stock.    Shares of restricted stock received under the Amended 2004 Plan will be considered subject to a substantial risk of forfeiture for U.S. federal income tax purposes. If a grantee does not make the Section 83(b) election described below, the grantee will realize no taxable income upon the receipt of shares of restricted stock. When the forfeiture restrictions with respect to the restricted stock lapse, the grantee will realize ordinary income equal to the fair market value of the shares at that time and, provided that certain requirements of the Code are met, the Company will be entitled to a corresponding deduction. Dividends paid with respect to restricted stock will be treated as compensation income (not dividend income) received by a grantee. A grantee's tax basis in shares of restricted stock will be equal to their fair market value when the forfeiture restrictions lapse, and the grantee's holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the grantee will realize short-term or long-term gain or loss depending how long the shares will have been held prior to the sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the grantee's tax basis of the shares.

        A grantee receiving shares of a restricted stock will be able to make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the grantee would elect to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the grantee receives them (valued without taking the restrictions into account) and, provided that certain requirements of the Code are met, the Company will be entitled to a corresponding deduction. By making a Section 83(b) election, the grantee will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse and will instead recognize gain or loss with respect to the shares when they are sold. Dividend payments, if any, received with respect to shares of restricted stock for which a Section 83(b) election has been made will be treated as dividend income, assuming we have adequate current or accumulated earnings and profits. The grantee's tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the grantee, and the grantee's holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to us, the grantee will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the grantee upon the making of the Section 83(b) election. To make a section 83(b) election, a grantee must file an appropriate form of election with the Internal Revenue Service and with the Company, each within 30 days after shares of restricted stock are received, and the grantee must also attach a copy of his or her election to his or her U.S. federal income tax return for the year in which the shares are received.

        Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after the grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, however, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of: (i) the fair market value of the shares at the date of the option exercise; or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer or director of the Company, or a 10% Stockholder. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

        Nonqualified Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonqualified stock option. Upon exercise, the optionee recognizes ordinary taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company, and the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

        SARs.    No income will be recognized by a recipient in connection with the grant of a SAR. When the SAR is exercised, the recipient generally will be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any common stock received on the exercise. In the case of a recipient who is also an employee, any income recognized on exercise of a SAR will constitute wages for which withholding will be required, and the Company will be entitled to a tax deduction in the same amount. If the optionee receives common stock upon the exercise of a SAR, any gain or loss on the subsequent sale of such stock will be treated in the same manner as discussed above under the heading "Nonqualified Stock Options".

        Deferred Stock and Stock Units. A grantee realizes no taxable income when a deferred stock award is made. When the deferral period for the award ends and the grantee receives shares of common stock, the grantee will realize ordinary income equal to the fair market value of the shares at that time and, provided that certain requirements of the Code are met, the Company will be entitled to a corresponding deduction. A grantee's tax basis in shares of common stock received at the end of a deferral period will be equal to the fair market value of such shares when the grantee receives them. Upon sale of the shares, the grantee will realize short-term or long-term capital gain or loss, depending upon how long he or she has held the shares. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the grantee's hands.

        Please note that the foregoing discussion of the anticipated U.S. federal income tax consequences relating to the Amended 2004 Plan sets forth general rules only, and each participant's particular tax situation may differ. Accordingly, in the event that this Proposal No. 4 is approved by the Company's stockholders at the annual meeting, the Company strongly recommends that each participant in the Amended 2004 Plan consult his or her own tax advisors for tax advice relating to his or her participation in the Amended 2004 Plan.

New Plan Benefits

        There have been no grants under the 2004 Plan with respect to the increase in the share reserve that is proposed as part of the Amended 2004 Plan. Because benefits under the 2004 Plan will depend on the actions of the Committee and the value of our common stock, it is not possible to determine the benefits that will be received if the Amended 2004 Plan is approved by our stockholders.

Vote Required; Recommendation

        To be approved, this Proposal No. 4 must receive a "for" vote from the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the annual meeting. Abstentions will have the same effect as votes "against" Proposal No. 4; broker non-votes will have no effect. The Board recommends a vote "for" this Proposal No. 4 to approve the Amended 2004 Plan.

PROPOSAL NO. 5
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

        The Audit Committee of the Board has selected E&Y as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2006 and has further directed the Company to submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting. Neither the Company's governing documents nor any applicable law require stockholder ratification of the selection of E&Y as the Company's independent registered public accounting firm. However, the Audit Committee is submitting the selection of E&Y to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain E&Y. Even if the selection is ratified, however, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        Representatives of E&Y are expected to be present at the annual meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Summary of Certain Fees of E&Y

        The following table sets forth the aggregate fees billed by E&Y for the services indicated for each of the last two fiscal years and for the three months ended March 31, 2004:

	Fiscal Year Ended March 31, 2005	Three Months Ended March 31, 2004	Fiscal Year Ended December 31, 2003
Audit Fees	$763,500	$156,100	$383,518
Audit-Related Fees	21,300	188,946	—
Tax Fees	37,400	2,550	5,123
All Other Fees	4,375	—	4,000
Total Fees	$826,575	$347,596	$392,641

        Audit Fees.    Audit fees include fees relating to the audit of the Company's financial statements for the indicated fiscal year and for the review of the Company's interim financial statements during such fiscal year.

        Audit-Related Fees.    Audit-related fees include fees relating to, among other things, accounting consultations, acquisition- and divestiture-related work, registration statements and statutorily required audits in certain locations outside the U.S. where the company has operations.

        Tax Fees.    Tax fees include fees relating to tax preparation services for employees on foreign assignment, technical tax advise on U.S. and international tax matters, assistance with foreign income tax return preparation, transfer pricing analysis, assistance with local tax authority documentation and reporting requirements for tax compliance purposes, consultation regarding tax implications of acquisitions and assistance with tax audit defense matters. The Audit Committee has determined the rendering of the tax consulting services by E&Y is compatible with maintaining the independent registered public accounting firm's independence.

        All Other Fees.    All other fees include fees relating to the use of online services provided by E&Y.

Vote Required; Recommendation

        To be approved, this Proposal No. 5 must receive a "for" vote from the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the annual meeting. Abstentions will have the same effect as votes "against" Proposal No. 5; broker non-votes will have no effect. The Board recommends a vote "for" this Proposal No. 5 to ratify the selection by the Audit Committee of E&Y as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2006.

ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners

        The following table sets forth certain information relating to the persons who beneficially owned more than 5% of the outstanding shares of the Company's common stock as of June 1, 2005. This information is based solely on a review by the Company of its capital stock transfer records and on publicly available filings made with the SEC by or on behalf of the stockholders listed below.

Name and Address of Beneficial Owner	Number of Shares(1)		Approximate Percentage of Total Voting Power(2)
Brown Capital Management, Inc. 1201 N. Calvert Street Baltimore, MD 21202	3,138,420	(3)	11.98%
Wellington Management Company, LLP 75 State Street Boston, MA 02109	2,800,500	(4)	10.72%
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	2,292,438	(5)	8.78%
David J. Greene and Company, L.L.C. 599 Lexington Avenue New York, NY 10022	1,894,497	(6)	7.25%

(1)
Unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares shown as being beneficially owned. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and dispositive power with respect to shares.

(2)
Based on 26,118,446 shares of the Company's common stock outstanding as of June 1, 2005.

(3)
Brown Capital Management, Inc. filed an amended Schedule 13G with respect to our common stock on February 9, 2005. All data in this proxy statement regarding such ownership is based on such amended Schedule 13G. Brown Capital Management, Inc. has sole voting power with respect to 1,541,854 shares and sole dispositive power with respect to all of the indicated shares. Brown Capital Management, Inc. does not have shared voting or dispositive power with respect to any of the indicated shares.

(4)
Wellington Management Company, LLP filed an amended Schedule 13G with respect to our common stock on February 14, 2005. All data in this proxy statement regarding such ownership is based on such amended Schedule 13G. Wellington Management Company, LLP shares voting power with respect to 2,487,100 shares and shares dispositive power with respect to 2,790,600 shares.

(5)
Dimensional Fund Advisors, Inc. filed an amended Schedule 13G with respect to our common stock on February 9, 2005. All data in this proxy statement regarding such ownership is based on such amended Schedule 13G.

(6)
David J. Greene and Company, L.L.C. filed an amended Schedule 13G with respect to our common stock on February 2, 2005. All data in this proxy statement regarding such ownership is based on such amended Schedule 13G. David J. Greene and Company, L.L.C. has sole voting power with respect to 6,000 shares and shares voting power with respect to 1,171,900 shares. David J. Greene and Company, L.L.C. has sole dispositive power with respect to 6,000 shares and shares dispositive power with respect to 1,888,497 shares.

Security Ownership of Management and Directors

        The following table sets forth certain information relating to the beneficial ownership of Accelrys common stock as of June 1, 2005 by: (i) each current director and nominee for director; (ii) the Company's current chief executive officer and the other four most highly compensated individuals who served as executive officers during the fiscal year ended March 31, 2005 (collectively, the "Current Named Executive Officers"); (iii) the Company's former chief executive officer and two former most highly compensated individuals who served as executive officers during the fiscal year ended March 31, 2005 but whose employment terminated prior to such date (collectively, the "Former Named Executive Officers" and, together with the Current Named Executive Officers, the "Named Executive Officers"); and (iv) all current directors, nominees for director and Named Executive Officers as a group. This information is based solely on a review by the Company of its capital stock transfer records and on publicly available filings made with the SEC by or on behalf of the stockholders listed below.

Name and Address of Individual	Number of Shares(1)		Approximate Percentage of Total Voting Power(2)
Current Named Executive Officers
Mark J. Emkjer c/o Accelrys, Inc. 10188 Telesis Court, Suite 100 San Diego, CA 92121	315,329	(3)	1.21%
David M. Sankaran c/o Accelrys, Inc. 10188 Telesis Court, Suite 100 San Diego, CA 92121	—		*
William R. Taylor c/o Accelrys, Inc. 10188 Telesis Court, Suite 100 San Diego, CA 92121	—		*
Mahesh Krishnamurthy c/o Accelrys, Inc. 10188 Telesis Court, Suite 100 San Diego, CA 92121	27,618	(4)	*
Mathew A. Hahn c/o Accelrys, Inc. 10188 Telesis Court, Suite 100 San Diego, CA 92121	475,895	(5)	1.82%
Kenneth L. Coleman c/o Accelrys, Inc. 10188 Telesis Court, Suite 100 San Diego, CA 92121	14,120	(6)	*
Gary E. Costley, Ph.D. c/o Accelrys, Inc. 10188 Telesis Court, Suite 100 San Diego, CA 92121	38,318	(7)	*
Ricardo B. Levy, Ph.D. c/o Accelrys, Inc. 10188 Telesis Court, Suite 100 San Diego, CA 92121	31,563	(8)	*

Christopher J. Steffen c/o Accelrys, Inc. 10188 Telesis Court, Suite 100 San Diego, CA 92121	7,777	(9)	*
Former Named Executive Officers
Joseph A. Mollica c/o Accelrys, Inc. 10188 Telesis Court, Suite 100 San Diego, CA 92121	562,152		2.15%
John J. Hanlon c/o Accelrys, Inc. 10188 Telesis Court, Suite 100 San Diego, CA 92121	101,300		*
John Delli Santi c/o Accelrys, Inc. 10188 Telesis Court, Suite 100 San Diego, CA 92121	6,820		*
All Current Directors, Current Nominees and Named Executive Officers as a group (12 persons)	1,579,558	(10)	6.05%

*
Less than one percent.

(1)
Unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares shown as being beneficially owned. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares.

(2)
Based on 26,118,446 shares of the Company's common stock outstanding as of June 1, 2005.

(3)
Includes 303,296 shares of our common stock subject to options exercisable within 60 days of June 1, 2005.

(4)
Includes 22,938 shares of our common stock subject to options exercisable within 60 days of June 1, 2005.

(5)
Includes certain restricted shares of our common stock received by Mr. Hahn as a former shareholder of SciTegic, Inc. ("SciTegic") in connection with the acquisition of SciTegic by the Company, which shares are currently being held in escrow pursuant to the terms of an escrow agreement between the Company and the former shareholders of SciTegic.

(6)
Includes 14,120 shares of our common stock subject to options exercisable within 60 days of June 1, 2005.

(7)
Includes 36,318 shares of our common stock subject to options exercisable within 60 days of June 1, 2005.

(8)
Includes 31,563 shares of our common stock subject to options exercisable within 60 days of June 1, 2005.

(9)
Includes 7,777 shares of our common stock subject to options exercisable within 60 days of June 1, 2005.

(10)
Includes 1,067,826 shares of our common stock subject to options exercisable within 60 days of June 1, 2005.

Information Regarding the Board and Its Committees

        The Board met six times during the fiscal year ended March 31, 2005. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served that were held during the period for which he was a director or committee member, respectively.

        The Board has three committees: the Audit Committee, the Human Resources Committee and the Governance and Nominating Committee. The following table provides membership and meeting information for fiscal year 2005 for each of the Board's committees:

Name	Audit Committee		Human Resources Committee		Governance and Nominating Committee
Christopher J. Steffen	X	**	X		X
Kenneth L. Coleman	X		X	*	X
Ricardo B. Levy, Ph.D.	X	*	X		X
Gary E. Costley, Ph.D.	X		X		X	*
Total meetings in fiscal year 2005:	5		3		3

*
Committee Chairperson

**
Audit Committee Financial Expert

        Below is a description of each committee of the Board. The Board has determined that each member of each committee meets the applicable rules and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

  Audit Committee

        The Audit Committee bears direct responsibility for the appointment and termination, compensation and oversight of the work of the Company's independent registered public accounting firm, who report directly to the Audit Committee. The committee also reviews and discusses with the Company's management and independent registered public accounting firm the financial statements and disclosures in press releases and SEC filings. Committee members periodically meet separately with the Company's management, internal auditors and independent registered public accounting firm to discuss issues and concerns, and the committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters, in a confidential manner.

        The Audit Committee has adopted policies and procedures for the pre-approval of all audit and non-audit services to be rendered by the Company's independent registered public accounting firm. Under the policies and procedures, the Audit Committee generally pre-approves specified services in defined categories up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent registered public accounting firm or on a case-by-case basis for specific tasks before engagement. The Audit Committee has delegated the pre-approval of services to the chairman of the committee who is required to report each pre-approval to the full Audit Committee no later than its next meeting.

        As of June 15, 2005, the members of the Audit Committee are Ricardo B. Levy, Ph.D., Christopher J. Steffen, Kenneth L. Coleman and Gary E. Costley, Ph.D. Dr. Levy serves as chairman of the Audit Committee. Likewise, the Board has determined that Mr. Steffen qualifies as an "audit committee financial expert" in accordance with applicable SEC rules.

        The Audit Committee charter can be found in the Investor Information section of our corporate website located at http://www.accelrys.com, under Corporate Governance.

  Human Resources Committee

        The Human Resources Committee reviews and approves the reasonableness and appropriateness of the remuneration arrangements, including base salaries, salary increases, incentive compensation plans and awards, for all of the Company's executive officers. The Committee also adopts and oversees the administration of incentive compensation and executive stock plans. In connection with performing their duties, the members of the Human Resources Committee are fully empowered to engage an executive compensation consultant.

        As of June 15, 2005, the members of the Human Resources Committee are Kenneth L. Coleman, Ricardo B. Levy, Ph.D., Christopher J. Steffen and Gary E. Costley, Ph.D. Mr. Coleman serves as chairman of the Human Resources Committee.

        The charter of the Human Resources Committee can be found in the Investor Information section of our corporate website located at http://www.accelrys.com, under Corporate Governance.

  Governance and Nominating Committee

        The Governance and Nominating Committee makes recommendations to the Board regarding candidates for election to the Board, as well as the composition of the Board and its committees, including size and qualifications for membership. In connection with performing their duties, the members of the Governance and Nominating Committee are fully empowered to engage one or more search firms to identify potential director candidates. The committee is also charged with establishing effective corporate governance processes, including oversight of the appointment of new directors, Board committee structure and membership, director compensation and chief executive officer succession planning.

        As of June 15, 2005, the members of the Governance and Nominating Committee are Gary E. Costley, Ph.D., Kenneth L. Coleman, Ricardo B. Levy, Ph.D. and Christopher J. Steffen. Dr. Costley serves as chairman of the Governance and Nominating Committee.

        The Governance and Nominating Committee has adopted a charter that can be found in the Investor Information section of our corporate website located at http://www.accelrys.com, under Corporate Governance.

Compensation of Directors

        Each director receives an annual retainer of $20,000 (or $50,000, in the case of the lead independent director) and per-meeting fees in the amount of $1,500 for meetings attended in person and $750 for meetings attended telephonically. Likewise, each committee member receives per-meeting fees in the amount of $1,500 for meetings attended in person and $750 for meetings attended telephonically. The committee chairmen also receive annual retainers in the amount of $3,500 (or $5,000, in the case of the Audit Committee chairman). Finally, reasonable travel-related expenses are reimbursed for attendance at all Board and committee meetings.

        In addition to cash compensation, each new non-employee director is granted an option to purchase 20,000 shares of common stock of the Company upon joining the Board. Each returning non-employee director is granted an option to purchase 10,000 shares of common stock of the Company on the date of each annual meeting of stockholders. The exercise price of each such stock option is equal to the fair market value of one share of common stock on the date of grant.

        In the fiscal year ended March 31, 2005, the total compensation paid to all non-employee directors as a group was $196,750.

Key Corporate Governance Initiatives

        The Company is committed to continuously improving its corporate governance process to meet and, if possible, exceed all applicable regulatory requirements. The following corporate governance profile for Accelrys highlights some of the key corporate governance initiatives undertaken by the Board:

        Independent Directors.    Four out of our five members of the Board meet the independence standards of the SEC and NASDAQ, and only one of our directors, Mark J. Emkjer, is employed by the Company. Moreover, our independent directors regularly meet in executive session to discuss matters of interest to them without management present. Finally, the Board of Directors has established the position of lead independent director, currently held by Kenneth L. Coleman. The lead independent director presides at Board meetings and acts as a liaison between management and the directors.

        Code of Ethics.    The Board has adopted a Code of Business Conduct and Ethics for the Company that all directors, executive officers and employees must review and observe. The Code of Business Conduct and Ethics includes policies on regulatory compliance, conflicts of interest and confidentiality. The Code of Business Conduct and Ethics can be found in the Investor Information section of our corporate Web site, http://www.accelrys.com, under Corporate Governance.

Nomination of Directors

        As mentioned above, the Governance and Nominating Committee is charged with making recommendations to the Board regarding qualified candidates to serve as directors. The committee's goal is to assemble a Board with the skills and characteristics that, taken as a whole, will assure a strong Board with experience and expertise in all aspects of corporate governance. Accordingly, The Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom and mature judgment. In evaluating director nominees, the Governance and Nominating Committee considers the following factors:

  •
  The appropriate size of the Board;

  •
  The needs of the Company with respect to the particular talents and experience of its directors; and

  •
  The knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other Board members.

        Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance and Nominating Committee may also consider such other factors as it deems to be in the best interests of the Company and its stockholders. The Governance and Nominating Committee does, however, believe it appropriate for at least one, and preferably several, members of the Board to meet the criteria for an "audit committee financial expert" as defined by SEC rules, and for a majority of the members of the Board to meet the definition of an "independent director" under NASDAQ listing standards. The Governance and Nominating Committee also believes it is appropriate for the chief executive officer of the Company to participate as a member of the Board.

        The Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, but the committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Governance and Nominating Committee or the Board decides not to re-nominate a member for re-election, the Governance and Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Governance and Nominating Committee then uses its network of contacts to compile a list of candidates, but may also engage, if it deems appropriate, a professional search firm. To date, the Governance and Nominating Committee has not paid a fee to any third party to assist in identifying potential nominees.

        The Company does not have a formal policy concerning stockholder recommendations of director candidates to the Governance and Nominating Committee. The absence of such a policy does not mean, however, that such recommendations will not be considered. To date, however, the Company has not received any recommendations from stockholders requesting that the Governance and Nominating Committee consider a candidate for inclusion among the committee's slate of nominees in the Company's proxy statement. Stockholders wishing to make such a recommendation of a director candidate may do so by sending a written notice to the Governance and Nominating Committee, Attn: Chairman, Accelrys, Inc., 10188 Telesis Court, Suite 100, San Diego, CA 92121, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

Report of The Audit Committee of the Board

        The Audit Committee is comprised solely of independent directors, in accordance with NASDAQ listing standards, and operates under a written charter adopted by the Board. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. The purpose of the Audit Committee, as more fully described in its charter, is the general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting principles and design of internal controls and disclosure controls and procedures to ensure compliance with accounting standards, applicable laws and regulations. E&Y, the Company's independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

        Among other matters, the Audit Committee monitors the activities and performance of the Company's independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent registered public accounting firm. The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls.

        In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements in the annual report with management including a discussion of the quality, not just acceptability, of the accounting principles, reasonableness of significant judgments and clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just acceptability, of the accounting principles, reasonableness of significant judgments and clarity of disclosures in those financial statements. In addition, the independent registered public accounting firm represented that their presentations included the matters required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees".

        The Company's independent registered public accounting firm also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and the Audit Committee discussed with the independent registered public accounting firm their firm's independence.

        In reliance on the Audit Committee's reviews and discussions with management and the independent auditor, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended March 31, 2005.

                      Submitted by the Audit Committee:

                      Ricardo B. Levy, Ph.D., Chairman
                      Kenneth L. Coleman
                      Gary E. Costley, Ph.D.
                      Christopher J. Steffen

Report of the Human Resources Committee

        The Human Resources Committee of the Board has responsibility for administering and approving all elements of compensation for executive officers of the Company. It also grants awards under the Company's equity incentive plans. The committee has direct responsibility to review and approve the corporate goals and objectives relevant to the chief executive officer's compensation, evaluates the chief executive officer's performance in light of these goals and objectives and determines and approves the chief executive officer's compensation level based on the evaluation.

        All members of the committee are independent in accordance with NASDAQ listing standards. Executive officers who are also directors are not present during voting or deliberations involving their own compensation. The committee reports to the Board on its actions and recommendations following every meeting.

  General Compensation Philosophy

        Under the supervision of the Human Resources Committee, the Company's compensation policy is designed to attract, motivate and retain qualified key executives critical to the Company's marketplace success and industry leadership. It is the objective of the Company to reward its executives for advancing business strategies and aligning Company interests with those of the stockholders. Each executive's compensation is dependent upon the Company's performance as well as upon the executive's individual performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise; (ii) a variable bonus tied to the achievement of both Company and individual annual performance goals and payable in cash if earned; and (iii) stock options designed to align the long-term interests of the executive officer with those of the Company's stockholders.

        The Human Resources Committee considers the total compensation of each executive officer in establishing each element of compensation. All incentive compensation plans are reviewed at least annually to ensure they are both in line with market norms and that they meet the current strategies and needs of the Company.

        The summary below describes in more detail the factors that the Human Resources Committee considers in establishing each of the three primary components of the compensation package provided to the executive officers.

  Base Salary

        In setting base salaries, the Human Resources Committee considers a number of factors, including benchmark data from nationally recognized surveys of other high-technology companies that compete with the Company for executive officers. The Human Resources Committee also reviews executive compensation information for comparables as provided by our external compensation consultant, Frederic W. Cook & Co., Inc., that include companies operating in similar markets. Each executive officer's base salary is established on the basis of the individual's qualifications and relevant experience, their contribution and performance for the prior year and the compensation levels of executives at similar high-technology companies. Base salary is generally reviewed once each year, but is not necessarily adjusted every year.

  Variable Bonuses

        The Human Resources Committee believes that a substantial portion of the annual compensation of each executive should be in the form of variable incentive pay designed to reinforce the attainment of the Company's goals. The executive officer bonus plan is benchmarked against bonus practices of peer high-technology companies. A pre-determined formula, which takes into account profitability against the annual plan approved by the Board, is used to determine the bonus pool. The individual executive officer's share of the bonus pool is based upon the Human Resources Committee's assessment of each officer's performance during the prior fiscal year and is benchmarked against bonus practices of peer high-technology companies.

  Stock Options

        The goal of the Company's long-term, equity-based incentive awards is to align the interests of executive officers and employees with stockholders of the Company. The awards provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with a long-term stake in the business. The Human Resources Committee views stock options as a retention vehicle for its executive officers.

        The Human Resources Committee determines the appropriate quantity of stock options to award to executive officers based on the individual's position and responsibilities with the Company, his or her performance and contribution, the value of his or her current unvested stock option holdings and market grant practices among peer high-technology companies. Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share (not less than the fair market value of the common stock on the date of grant) over a specified period of time (up to 10 years from the date of grant). The options typically vest in periodic installments over a four-year period contingent upon the executive officer's continued employment with the Company. Accordingly, the options will provide a return to the executive officer only if he or she remains in the Company's service so the options can vest, and then only if the market price of the common stock appreciates over the option term.

  Compensation for the Chief Executive Officer

        Mark J. Emkjer has served as the Company's President and Chief Executive Officer since May 2004, prior to which he served as President of the Company's wholly-owned subsidiary, Accelrys Software Inc. The following is a description of the Human Resources Committee's evaluations and conclusions as to the proper levels of compensation for Mr. Emkjer:

  •
  Base Salary:    The Human Resources Committee reviews the chief executive officer's major accomplishments and reported base salary information for the chief executive officers of other companies in the Company's peer group. Based on this information, the Human Resources Committee recommends any salary actions to the Board. Mr. Emkjer's base salary was $325,000 during fiscal year 2004 and $350,000 during fiscal year 2005. In April 2005, based on the Company's improved performance in the last fiscal year, the Human Resources Committee raised Mr. Emkjer's base salary to $381,000.

  •
  Cash Incentive:    The Human Resources Committee evaluates the achievement of overall company financial and business goals when deciding whether to award a cash incentive to the Chief Executive Officer. In fiscal 2005, Mr. Emkjer was awarded a bonus of $165,500 consistent with awards in prior years and based on the improved performance of the Company in fiscal year 2005.

  •
  Long Term Incentive:    Based on the Company's improved performance in the last fiscal year, the Human Resources Committee granted stock options to purchase a total of 100,000 shares of common stock to Mr. Emkjer.

  Tax Deductibility

        The Human Resources Committee has considered the impact of Section 162(m) of the Code, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and the four most highly compensated executive officers unless such compensation meets the requirements for "performance based compensation." As the cash compensation paid by the Company to each of its executives is expected to be below $1 million and the Human Resources Committee believes that options granted under the Stock Plans to such officers will meet the requirements for qualifying as performance based compensation, the Human Resources Committee believes that Section 162(m) of the Code will not affect the tax deductions available to the Company with respect to the compensation of its executives. It is the Human Resources Committee's policy to qualify, to the extent reasonable, its executive officer compensation for deductibility under applicable tax law. However, the Company may, from time to time, pay compensation to its officers that may not be deductible.

                      Submitted by the Human Resources Committee:

                      Kenneth L. Coleman, Chairman
                      Ricardo B. Levy, Ph.D.
                      Gary E. Costley, Ph.D.
                      Christopher J. Steffen

Human Resources Committee Interlocks and Insider Participation

        As noted above, the Human Resources Committee consists of Messrs. Coleman, Levy, Costley, and Steffen. None of these directors has at any time been an officer of the Company or any subsidiary of the Company. During the last fiscal year, no interlocking relationship existed between the Company's Board or Human Resources Committee and the board of directors or human resources committee, or compensation committee as appropriate, of any other company.

Executive Officers

        The executive officers of Accelrys are:

Name	Age	Position
Mark J. Emkjer	49	Chief Executive Officer and President
David M. Sankaran	38	Chief Financial Officer, Senior Vice President
R. William Taylor	44	Vice President, Marketing
Mahesh Krishnamurthy	40	Senior Vice President, Corporate Development
David R. Mersten	40	Senior Vice President, General Counsel and Secretary
Mathew Hahn, Ph.D.	44	Vice President, General Manager of SciTegic
Nicholas Austin	42	Vice President, Research and Development
Judith Ohrn-Hicks	41	Vice President, Human Resources
J. James Mihlik	32	Controller

        Mark J. Emkjer currently serves as the Company's President and Chief Executive Officer and has served as a member of the Board since 2004. Prior to joining the Company in 2002, Mr. Emkjer served as President and Chief Operating Officer of Sunquest Information Systems, Inc., an information technology company developing laboratory, radiology and pharmacy systems and supplying the high-end integrated delivery network market, from 1999 to 2002 and as President and Chief Executive Officer of Pace Health Management Systems, Inc., a provider of clinical decision support software, from 1996 to 1999. From 1990 to 1995, Mr. Emkjer served as President and Chief Executive Officer of Hospital Cost Consultants LLC, an information technology company providing managed care and financial systems to hospitals worldwide.

        David M. Sankaran has served as Senior Vice President and Chief Financial Officer of the Company since 2005. Prior to joining Accelrys, he served as vice president and corporate controller for Ocular Sciences, Inc., a contact lens manufacturing company, from 2004 to 2005. Before his tenure with Ocular Sciences, Inc., Mr. Sankaran worked at PeopleSoft, Inc., a developer of enterprise application software, from 1999 to 2002 as Vice President, Investor Relations and as Vice President of Finance, Global Operations. Mr. Sankaran also previously was the Vice President and Corporate Controller for Affymetrix, Inc., a developer of technology relating to molecular biological research, from 1997 to 1999 and served in a number of financial roles at Chiron Corporation, a global biopharmaceutical company, from 1993 to 1997.

        R. William Taylor has served as the Company's Vice President of Marketing since 2004. Prior to joining the Company, from 2000 to 2004, Mr. Taylor served as the Director of Strategy and Planning for Rational Software Corp., a software company that was acquired by International Business Machines Corporation.

        Mahesh Krishnamurthy has served as the Company's Senior Vice President, Corporate Development since 2004. Prior to joining Accelrys, he was general partner of KT Venture Group, the venture capital arm of KLA-Tencor, from 2002 to 2004. Prior to that, from 1997 to 2002, he was a general partner of Idanta Partners, a private venture capital firm making investments in the information technology area, including semiconductors, telecommunications and software.

        David R. Mersten has served as Senior Vice President, General Counsel and Secretary of the Company since 2005. Prior to joining Accelrys, between 2000 to 2005, he served as Vice President, General Counsel and Assistant Secretary for Applied Micro Circuits Corporation, a company that designs hardware and software solutions for the communications and storage markets. From 1997 to 2000, Mr. Mersten served as corporate counsel for Integrated Device Technology, Inc., a designer of semiconductors.

        Mathew Hahn, Ph.D. currently serves as the Vice President, General Manager of SciTegic, a wholly owned subsidiary of the Company that Dr. Hahn co-founded in 1999. Prior to founding SciTegic, Dr. Hahn served as Director of Development at Accelrys, Inc. from 1989 to 1999.

        Nicholas Austin has served as our Vice President, Research & Development since 2003. From 1990 to 2003, Mr. Austin held a number of positions involving increasing managerial responsibility in the Company's research and development group. Prior to joining the Company in 1990, Mr. Austin worked as a scientific consultant for Cambridge Molecular Design Ltd.

        Judith Ohrn-Hicks currently serves as the Company's Vice President, Human Resources. Mrs. Ohrn-Hicks originally joined the Company in 1993 and has held a variety of human-resources-related positions during her tenure with the Company. Prior to 1993, she held positions with General Mills, Inc., a leading producer of packaged consumer foods, and Software Developers Corporation,a publicly-traded software company that was acquired by Programmer's Paradise, Inc. in June 1996.

        J. James Mihlik has served as our Controller since 2001. Prior to joining the Company, Mr. Mihlik served as Corporate Controller of High Technology Solutions, Inc., a privately held provider of commercial software applications, communications systems engineering and operational outsourcing services to federal government agencies, from 2000 to 2001. Mr. Mihlik also previously working at Ernst & Young LLP from 1996 to 2000.

Summary Compensation Table

        The following table shows the compensation awarded or paid to, or earned by, the Named Executive Officers during the fiscal year ended March 31, 2005 and the compensation received by each such Named Executive Officer in each of the prior two fiscal years:

							Long Term Compensation
	Annual Compensation						Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)		Restricted Stock Awards(s) ($)		Securities Underlying Options/ SARs (#)	All Other Compensation ($)(1)
Current Named Executive Officers
Mark J. Emkjer(2) President and Chief Executive Officer	FY2005 Stub period(10) 2003 2002	350,000 81,250 325,000 19,791	165,000 — 137,500 —		— — 3,240 —	(13)	— 90,800 — —	(14)	100,000 — 50,000 250,000	3,747 55,148 6,990 75,670	(19) (20) (21) (22)
David M. Sankaran(3) Senior Vice President and Chief Financial Officer	FY2005 Stub period(10) 2003 2002	46,875 — — —	5,625 — — —		— — — —		— — — —		100,000 — — —	90 — — —	(23)
Mahesh Krishnamurthy(4) Senior Vice President Corporate Development	FY2005 Stub period(10) 2003 2002	235,000 57,093 — —	47,000 — — —		— 115,000 — —	(12)	— 19,540 — —	(15)	30,000 — — —	6,991 1,518 — —	(24) (25)
R. William Taylor(5) Senior Vice President Marketing	FY2005 Stub period(10) 2003 2002	131,250 — — —	22,500 — — —		133,568 — — —	(12)	— — — —		100,000 — — —	340 — — —	(26)
Mathew A. Hahn(6) Vice President General Manager of SciTegic	FY2005 Stub period(10) 2003 2002	104,550 — — —	196,678 — — —		— — — —		— — — —		50,000 — — —	2,341 — — —	(27)
Former Named Executive Officers
Joseph A. Mollica(7) Former Chairman, President and Chief Executive Officer	FY2005 Stub period(10) 2003 2002	44,167 132,500 530,000 526,667	— — — —		— — — —		— 103,512 — —	(16)	— — 150,000 100,000	627 2,227,975 74,132 48,580	(28) (29) (30) (31)
John J. Hanlon(8) Former Executive Vice President and Chief Financial Officer	FY2005 Stub period(10) 2003 2002	233,221 68,750 275,000 163,590	50,000 — — —	(11)	17,293 181,818 — —	(12) (12)	— 36,320 — —	(17)	— — 75,000 75,000	81,061 43,895 26,391 5,596	(32) (33) (34) (35)
John Delli Santi(9) Former Senior Vice President, Worldwide Sales	FY2005 Stub period(10) 2003 2002	233,750 64,184 265,409 246,666	— — — —		— — 1,065 18,206	(13) (12)	— 45,400 — —	(18)	35,000 — 30,000 15,000	101,450 65,145 36,163 41,248	(36) (37) (38) (39)

(1)
Includes matching contributions under the Company's 401(k) plan.

(2)
Mr. Emkjer commenced employment with the Company in December 2002

(3)
Mr. Sankaran commenced employment with the Company in January 2005.

(4)
Mr. Krishnamurthy commenced employment with the Company in January 2004.

(5)
Mr. Taylor commenced employment with the Company in September 2004.

(6)
Mr. Hahn commenced employment with the Company in September 2004 as a result of the Company's acquisition of SciTegic.

(7)
Dr. Mollica retired from the Company in April 2004.

(8)
Mr. Hanlon commenced employment with the Company in May 2002 and terminated his employment with the Company in February 2005.

(9)
Mr. Delli Santi terminated his employment with the Company in February 2005.

(10)
Stub period is from January 1, 2004 to March 31, 2004 as the Company changed from a calendar year end to a fiscal year end of March 31.

(11)
Retention bonus as a result of the spin-off of Pharmacopeia Drug Discovery, Inc.

(12)
Relocation payments per employment agreements.

(13)
Tax payment reimbursement.

(14)
Consists of 5,000 shares of restricted stock that vest in equal annual installments over a period of three years.

(15)
Consists of 1,000 shares of restricted stock that vest in equal annual installments over a period of three years.

(16)
Consists of 5,700 shares of restricted stock, all of which are currently vested.

(17)
Consists of 2,000 shares of restricted stock that vest in equal annual installments over a period of three years.

(18)
Consists of 2,500 shares of restricted stock that vest in equal annual installments over a period of three years.

(19)
Includes group term life benefits of $1,122.

(20)
Includes $48,750 of bonus contribution under the Company's Executive Deferred Compensation Plan and group term life benefits of $248.

(21)
Includes group term life benefits of $990.

(22)
Includes a signing bonus of $75,000 and group term life benefits of $76.

(23)
Includes group term life benefits of $90.

(24)
Includes group term life benefits of $504.

(25)
Includes group term life benefits of $105.

(26)
Includes group term life benefits of $340.

(27)
Includes group term life benefits of $166.

(28)
Includes group term life benefits of $627.

(29)
Includes $1,060,000 of severance, $795,000 of Executive Deferred Compensation and $250,000 of bonus under Dr. Mollica's Disengagement Agreement and Release. Additionally, this amount includes $107,000 of vacation payout and $15,975 of housing costs and group term life benefits of $1,881.

(30)
Includes housing costs of $46,747,vacation payout of $20,385 and group term life benefits of $7,838.

(31)
Includes housing costs of $22,195, vacation payout of $20,385, and group term life benefits of $7,524.

(32)
Includes $41,779 of severance payments, vacation payout of $31,202 and group term life benefits of $2,597.

(33)
Includes $41,250 of bonus contribution under the Company's Executive Deferred Compensation Plan and group term life benefits of $645.

(34)
Includes $17,811 of vacation payout and group term life benefits of $2,580.

(35)
Includes group term life benefits of $690

(36)
Includes $50,013 of sales commissions, vacation payout of $46,668 and group term life benefits of 793.

(37)
Includes $38,250 of bonus contribution under the Company's Executive Deferred Compensation Plan,$25,412 of sales commissions and group term life benefits of 139.

(38)
Includes $21,536 of sales commissions, $9,807 of vacation payout, and group term life benefits of $515.

(39)
Includes $9,538 of vacation payout, $497 of proceeds from the sale of common stock in our 2004 Employee Stock Purchase Plan, $26,775 for stock option exercises and group term life benefits of $438.

Option Grants in Last Fiscal Year

        The following table shows information regarding options granted to the Named Executive Officers for the fiscal year ended March 31, 2005 and hypothetical gains on those options based on 5% or 10% annual compound stock price appreciation during the ten-year option term. All of these grants were made under the Stock Plans. No stock appreciation rights were granted to any of the Named Executive Officers during fiscal 2005.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Individual Grants
	Number of Securities Underlying Options Granted (#)
		% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Current Named Executive Officers
Mark J. Emkjer	100,000	6.29	9.35	5/10/2014	588,016	1,490,149
David M. Sankaran	100,000	6.29	5.91	1/17/2015	371,677	941,902
R. William Taylor	75,000 25,000	4.72 1.57	6.13 7.44	9/1/2014 12/20/2014	289,134 116,974	732,723 296,436
Mahesh Krishnamurthy	30,000	1.89	7.44	12/20/2014	140,369	355,723
Mathew A. Hahn	50,000	3.14	5.65	9/27/2014	177,663	450,232
Former Named Executive Officers
Joseph A. Mollica	—	—	—		—	—
John J. Hanlon	—	—	—		—	—
John Delli Santi	35,000	2.20	7.44	5/29/2005	163,764	415,011

(1)
The 5% and 10% assumed annual rates of compounded stock price appreciation are prescribed by the rules and regulations of the SEC and do not represent the Company's estimate or projection of the future trading prices of its common stock. Unless the market price of the common stock appreciates over the option term, no value will be realized from these option grants. Actual gains, if any, on stock option exercises are dependent on numerous factors, including, without limitation, the future performance of the Company, overall business and market conditions, and the optionee's continued employment with the Company throughout the entire vesting period, which factors are not reflected in this table.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        The following table shows certain information regarding options exercised during the fiscal year 2005 and options held at March 31, 2005 by the Named Executive Officers. The Company had no stock appreciation rights outstanding during fiscal year 2005.

	Options Exercised During Fiscal 2005		Options Held at Fiscal Year End
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options Exercisable (#)	Number of Unexercised Options Unexercisable (#)	Value of Unexercised In-the-Money Options Exercisable ($)(1)	Value of Unexercised In-the-Money Options Unexercisable ($)(1)
Current Named Executive Officers
Mark J. Emkjer	—	—	236,749	311,837	48,201	40,490
David M. Sankaran	—	—	—	100,000	—	2,000
R. William Taylor	—	—	—	100,000	—	—
Mahesh Krishnamurthy	—	—	17,841	73,329	—	—
Mathew A. Hahn	—	—	—	50,000	—	—
Former Named Executive Officers
Joseph A. Mollica	19,031	107,323	530,680	102,097	101,229	84,924
John J. Hanlon	—	—	95,362	—	57,262	—
John Delli Santi	—	—	79,008	—	27,764	—

(1)
Based on the closing price of the Company's common stock on June 1, 2005.

Equity Compensation Plan Information

        The following table sets forth certain information regarding the Company's equity compensation plans as of March 31, 2005:

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by security holders
1986 California Plan	8,323	—	—
1986 Supplemental Plan	15,641	—	—
1994 Incentive Stock Plan	2,891,841	—	—
1995 Director Opion Plan	216,666	4.90	—
1996 Equity Incentive Plan	9,243	—	—
2000 Stock Option Plan	1,300,251	4.31	67,692
2004 Stock Incentive Plan	360,000	3.84	640,000
Equity compensation plans not approved by security holders
2004 New Hire Equity Plan	504,004	3.42	249,165

Total	5,305,969		956,857

Employment, Severance and Change of Control Agreements

        In December 2002, the Company entered into an employment agreement with Mark J. Emkjer, President and Chief Executive Officer. Under the terms of the employment agreement, the Company granted Mr. Emkjer options to purchase 279,696 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. The employment agreement set Mr. Emkjer's salary at $325,000, subject to annual review by the Human Resources Committee, plus potential bonus compensation. Half of the bonus compensation was guaranteed for fiscal year ending March 31, 2005. The employment agreement included a signing bonus of $75,000. In the event Mr. Emkjer is terminated without "cause" or for "good reason", each as defined in the agreement, Mr. Emkjer is entitled to a prorated share of his then-current bonus and continuing medical benefits coverage for one year. In the event Mr. Emkjer is terminated as a result of a change in control, Mr. Emkjer is entitled to a lump sum payment of one year's salary, a prorated share of his then-current bonus and continuing medical benefits coverage for one year. Further, the termination of Mr. Emkjer's employment due to a change in control of the Company accelerates Mr. Emkjer's vesting in unvested stock options, restricted stock and/or stock appreciation rights.

        In January 2005, the Company entered into an employment agreement with David M. Sankaran, Senior Vice President, Chief Financial Officer. Under the terms of the employment agreement, the Company granted Mr. Sankaran options to purchase 100,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. The employment agreement set Mr. Sankaran's salary at $225,000, subject to annual review by the Human Resources Committee, plus potential bonus compensation. Lastly, the employment agreement allowed, under certain circumstances, for the reimbursement of relocation expenses and the reimbursement of weekly airfare to Northern California. In the event Mr. Sankaran is terminated for any reason other than gross misconduct, Mr. Sankaran is entitled to six-months of his then-current salary. Further, the termination of Mr. Sankaran's employment due to a change in control of the Company accelerates Mr. Sankaran's vesting in unvested stock options, restricted stock and/or stock appreciation rights.

        In September 2004, the Company entered into an employment agreement with R. William Taylor, Vice President, Marketing. Under the terms of the employment agreement, the Company granted Mr. Taylor options to purchase 75,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. The employment agreement set Mr. Taylor's salary at $225,000, subject to annual review by the Human Resources Committee, plus potential bonus compensation. Half of the bonus compensation was guaranteed for fiscal year ending March 31, 2005, prorated for the months of service during the fiscal year. Lastly, the employment agreement allowed for the reimbursement of relocation expenses. In the event Mr. Taylor is terminated for any reason other than gross misconduct, Mr. Taylor is entitled to six-months of his then-current salary.

        In November 2003, the Company entered into an employment agreement with Mahesh Krishnamurthy, Senior Vice President, Corporate Development. Under the terms of the employment agreement, the Company granted Mr. Krishnamurthy options to purchase 45,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. The employment agreement set Mr. Krishnamurthy's salary at $235,000, subject to annual review by the Human Resources Committee, plus potential bonus compensation. Half of the bonus compensation was guaranteed for fiscal year ending March 31, 2005. Lastly, the employment agreement allowed for a one-time relocation bonus of $115,000. In the event Mr. Krishnamurthy is terminated for any reason other than gross misconduct, Mr. Krishnamurthy is entitled to six months of his then-current salary.

        In September 2004, the Company acquired SciTegic, which is now a wholly-owned subsidiary of the Company. As part of the acquisition, the Company entered into an employment agreement with Mathew A. Hahn (who was then a principal shareholder and Chief Executive Officer of SciTegic), pursuant to which he became Vice President and General Manager of SciTegic. Under the terms of the employment agreement, Dr. Hahn's annual base salary was set at $209,000 per year until April 1, 2005, and $230,000 per year thereafter, provided that such rate could be adjusted by the Company commencing April 1, 2006. Dr. Hahn was also eligible for an annual bonus based on SciTegic's bookings until March 31, 2005 and remains eligible for an annual discretionary bonus. Pursuant to the agreement, Dr. Hahn was also granted an option to purchase 50,000 shares of the Company's common stock, subject to vesting over a four-year period. Finally, the agreement provides that, if Dr. Hahn is terminated without "cause" or resigns for "good reason" (as those terms are defined in the employment agreement), he will receive severance in an amount equal to six months of his annual base salary.

        In April 2004, in connection with the spin-off of Pharmacopeia Drug Discovery, Inc., the Company entered into a disengagement agreement and release with Joseph A. Mollica. Under the terms of the disengagement agreement, and in lieu of any other payment obligations of the Company pursuant to Dr. Mollica's employment agreement with the Company, the Company paid Dr. Mollica an amount equal to: (i) all accrued but unpaid compensation, benefits and professional and business expenses as of the date of the termination of Dr. Mollica's employment with the Company; (ii) $107,000 as an accrued but unused vacation payout; (iii) $1,060,000 as severance payment; (iii) $795,000 as deferred bonus compensation pursuant to the Company's Deferred Compensation Plan; and (iv) $250,000 as additional deferred bonus compensation pursuant to the Company's Deferred Compensation Plan. In addition, the agreement provided for accelerated vesting of, and modified expiration dates for, certain stock options held by Dr. Mollica. The Company also agreed to pay all premiums associated with COBRA coverage for Dr. Mollica under the Company's group health plans and to reimburse Dr. Mollica for up to an annual maximum of $20,000 of term life insurance premiums, in each case for a period of two years following the termination of his employment with the Company. Finally, the agreement contained a mutual release of claims on behalf of each of Dr. Mollica and the Company.

        In February 2005, the Company entered into a separation agreement with John Hanlon. Under the terms of the agreement, the Company is paying to Mr. Hanlon an amount equal to $275,000. Per the agreement, Mr. Hanlon is also entitled to a reimbursement of business expenses incurred until January 31, 2005; may exercise his vested stock options during a period of twelve months from February 5, 2005; and may obtain reimbursement of health and dental premiums paid under COBRA until January 31, 2006.

Performance Graph: Comparison of Five-Year Cumulative Total Return

        The below graph compares the five-year cumulative total return for Accelrys common stock with the comparable cumulative return of two prominent indices. Whereas the Company has previously presented this comparison using the NASDAQ Market Index and the NASDAQ Pharmaceuticals Index, we have elected this year to replace the NASDAQ Pharmaceuticals Index with the NASDAQ Computer Index, which we believe encompasses a more accurate sampling of our software industry peers now that we have completed the spin-off of Pharmacopeia Drug Discovery, Inc.

        This graph assumes an investment of $100 was made in both Accelrys common stock and in each index on March 31, 2001 and further assumes that all dividends were reinvested. The stock price performance on the graph is not necessarily indicative of future stock price performance.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers and beneficial owners of more than 10% of any class of the Company's securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended March 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with, except that, due to transition inefficiencies as a result of the change in administrative personnel filing the forms: (i) each of Judith Ohrn-Hicks, J. James Mihlik, Christopher J. Steffen and Mathew A. Hahn did not timely file one Form 3 each to report nine, five, one and one transaction(s), respectively; and (ii) Mark J. Emkjer, Ricardo B. Levy, Ph.D., Gary E. Costley, Ph.D., Kenneth L. Coleman, Christopher J. Steffen, Scott D. Kahn and Mathew A. Hahn did not timely file one Form 4 each to report one, one, one, one, eleven and two transaction(s), respectively.

Stockholder Communications with the Board

        Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of our stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We currently believe that these informal efforts to receive and respond to stockholder communications to the Board have proven effective in obviating the need for any formal process. Nevertheless, during the upcoming year, the Governance and Nominating Committee will give full consideration to the adoption of a formal process for stockholder communications with the Board. In the event that any such formal process is adopted, we will publish it promptly on the Company's corporate website.

        On the other hand, the Company does have a formal policy regarding attendance by members of the Board at the Company's annual meetings of stockholders, as Board members are both invited and expected to attend the annual meetings. In accordance with this policy, all incumbent directors attended the Company's 2004 annual meeting of stockholders.

OTHER MATTERS

        The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

David R. Mersten Secretary

June 25, 2005

ACCELRYS, INC.

2005 EMPLOYEE STOCK PURCHASE PLAN

ACCELRYS, INC.
2005 EMPLOYEE STOCK PURCHASE PLAN

        The following constitute the provisions of the Accelrys, Inc. 2005 Employee Stock Purchase Plan.

        1.     Purpose. The purpose of the Plan is to provide employees and other eligible persons of the Company and its Designated Subsidiaries with an opportunity to purchase Common Shares of the Company. It is the intention, but not the obligation, of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.     Definitions.

          (a)   "Administrator" means (i) any person or committee to whom the Board delegates administrative discretion under the Plan, and (ii) the Board, which may exercise any and all administrative powers associated with the Plan.

          (b)   "Board" means the Board of Directors of the Company.

          (c)   "Code" means the Internal Revenue Code of 1986, as amended.

          (d)   "Common Shares" means shares of common stock, par value $0.0001 per share, of the Company.

          (e)   "Company" means Accelrys, Inc., a Delaware corporation.

          (f)    "Compensation" means the sums of the types and amounts of compensation determined from time to time by the Administrator in its sole discretion to be eligible to be taken into account under the Plan, provided that no such determination shall include or exclude any type or amount of compensation contrary to the requirements of Section 423 of the Code, including the equal treatment of participants having the same employer corporation.

          (g)   "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

          (h)   "Contributions" means all amounts credited to the account of a participant pursuant to the Plan.

          (i)    "Corporate Transaction" means a sale of all or substantially all of the Company's assets, or a merger, consolidation, or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company's shareholders immediately prior thereto own less than fifty percent (50%) of the voting shares of beneficial interest of the Company (or its successor or parent) immediately thereafter.

          (j)    "Designated Subsidiaries" means the Subsidiaries (or other entities with respect to sub-plans established under Section 19(d) hereof) that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (k)   "Employee" means any person, including an Officer, whom the Company or one of its Designated Subsidiaries classifies as an employee for payroll tax purposes and who (i) is customarily employed by the Company or one of its Designated Subsidiaries for at least twenty (20) hours per week, and (ii) is customarily employed by the Company or one of its Designated Subsidiaries for more than five (5) months in a calendar year.

          (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m)  "Offering Date" means the first business day of each Offering Period of the Plan.

          (n)   "Offering Period" means a period of up to twenty-seven (27) months (as determined by the Administrator in its discretion), provided that the Offering Date shall be the first business day of each Offering Period.

          (o)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (o)   "Plan" means this Accelrys, Inc. 2005 Employee Stock Purchase Plan.

          (p)   "Purchase Date" means the last day of each Purchase Period of the Plan, provided, however, that if such date is not a business day, the "Purchase Date" shall mean the immediately preceding business day.

          (q)   "Purchase Period" means a period of six (6) calendar months (or such other period of up to twenty-seven (27) consecutive months that the Administrator may determine in its sole discretion before an Offering Date), except for the first Purchase Period set forth in Section 4.

          (r)   "Purchase Price" means with respect to a Purchase Period an amount equal to the lesser of (i) eighty-five percent (85%) of the Fair Market Value (as defined in Section 7(b) below) of a Share on the Offering Date, and (i) eighty-five percent (85%) of the Fair Market Value (as defined in Section 7(b) below) of a Share on the Purchase Date; provided, however, that the Administrator may before any Offering Date establish a different formula for determining the Purchase Price so long as the formula does not result in a lower Purchase Price than is allowable under Section 423(b)(6) of the Code.

          (s)   "Share" means one Common Share, as adjusted in accordance with Section 18 of the Plan.

          (t)    "Subsidiary" means a corporation (or an unincorporated entity of which the Company is a co-employer of its employees), domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        3.     Eligibility.

          (a)   Any person who is or becomes an Employee prior to or on the Offering Date of a given Purchase Period shall be eligible to participate in such Purchase Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code; provided, however, that eligible Employees may not participate in more than one Purchase Period at a time.

          (b)   Any provisions of the Plan to the contrary notwithstanding other than Section 3(c), no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares of beneficial ownership of the Company and/or hold outstanding options to purchase Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares of the Company or shares of common stock of any Subsidiary of the Company, or (ii) to the extent such option would permit his or her rights to purchase Shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such Shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

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          (c)   Company directors, independent contractors (the meaning of such terms to be determined by the Administrator in its sole discretion), employees of affiliates of the Company that are not corporate Subsidiaries, and Employees who are ineligible to participate pursuant to Section 3(b)(i) above may, in the sole discretion of the Administrator, be eligible to participate in any Company sub-plan or sub-plans that the Administrator may establish in accordance with Section 19(d) below.

        4.     Offering Periods and Purchase Periods. Each Offering Period shall consist of consecutive Purchase Periods that each have a term of six (6) months measured from the Offering Date. The Administrator shall have the discretion to establish the first Offering Period and the first Purchase Period as commencing on or after the effective date determined in Section 22 below, and as consisting of less than twelve (12) months and six (6) months, respectively. The Administrator shall have the power to change the duration and/or frequency of Offering Periods and Purchase Periods with respect to future purchases without stockholder approval, provided that the Administrator shall announce any such change at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

        5.     Participation.

          (a)   An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's Human Resources Department or the stock brokerage or other financial services firms designated or approved by the Administrator from time to time (each, a "Designated Broker") prior to the applicable Offering Date.

          (b)   Payroll deductions shall commence on the first full payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

          (c)   A participant's subscription agreement shall remain in effect for successive Offering Periods unless modified as provided in Section 6 or terminated as provided in Section 10.

        6.     Method of Payment of Contributions.

          (a)   A participant shall elect to have payroll deductions made on each payday during the Purchase Period in an amount not less than one percent (1%), and not more than ten percent (10%) (or such other percentage as the Administrator may establish from time to time before an Offering Period begins) of such participant's Compensation on each payday during the Purchase Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          (b)   A participant may discontinue his or her participation in the Plan as provided in Section 10, and may increase or decrease the rate of his or her Contributions with respect to the Offering Period only in accordance with rules that the Administrator establishes before the Offering Period begins.

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          (c)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased during any Purchase Period scheduled to end during the current calendar year to zero percent (0%); provided, however, if a participant's payroll deductions are decreased to zero percent (0%), a participant shall have the option of (i) continuing his or her participation in the Plan with respect to any prior Contributions or (ii) withdrawing from the Plan in accordance with Section 10. Payroll deductions shall re-commence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

        7.     Grant of Option.

          (a)   On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date within the Offering Period a number of Shares determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the applicable Purchase Price; provided, however, that the maximum number of Shares an Employee may purchase during each Purchase Period shall be one thousand (1,000) Shares (subject to any adjustment pursuant to Section 18 below, as well as to such other number of Shares as the Administrator may establish from time to time before an Offering Date), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13.

          (b)   The fair market value of the Company's Common Shares on a given date (the "Fair Market Value") shall be:

            (i)    the closing sales price of the Common Shares for such date (or, in the event that the Common Shares are not traded on such date, on the immediately preceding trading date), as reported by the New York Stock Exchange or the American Stock Exchange, or, if such price is not reported, then on the nearest preceding trading day during which a sale occurred; or

            (ii)   if such stock is not traded on either exchange but is quoted on NASDAQ or a successor quotation system (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean of the bid and asked prices per-share of the Common Shares as reported by the NASDAQ or successor or,

            (iii)  in the event the Common Shares are not listed on a stock exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter market, the Fair Market Value per share shall be the mean between the most recent representative bid and asked prices; or

            (iv)  if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

        8.     Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of a Purchase Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares shall be sold or issued pursuant to the Plan. Any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full Share shall be returned to the participant. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

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        9.     Delivery. As promptly as practicable after each Purchase Date of each Purchase Period, the number of Shares purchased by each participant upon exercise of his or her option shall, at the Administrator's option, be deposited into an account established in the participant's name with a Designated Broker or delivered directly to the participant.

        10.   Voluntary Withdrawal; Termination of Employment.

          (a)   A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company or the Designated Broker, in the form and manner as directed by the Company, at least ten (10) days prior to the Purchase Date. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Purchase Period.

          (b)   Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of a Purchase Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated. A participant will have up to thirty (30) days to transfer, to himself, to a designated beneficiary, or to a designated broker, any Shares that the Company or the Designated Broker holds for the benefit of the Participant (using a form that the Administrator provides). If within thirty (30) days, the participant's Shares are not transferred, the Administrator may, but shall not be obligated to, issue and mail a stock certificate for the Shares to the participant.

          (c)   In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Purchase Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

          (d)   If a participant withdraws from a Purchase Period, payroll deductions shall not resume at the beginning of any succeeding Purchase Period for which the participant is eligible to enroll unless the participant delivers a new subscription agreement to the Company.

        11.   Interest. No interest shall accrue on the Contributions of a participant in the Plan.

        12.   Shares.

          (a)   Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be one million (1,000,000) shares. The Designated Broker shall purchase all Shares either from the Company or on the open market. To the extent the aggregate Purchase Price for open-market purchases of Shares is below their Fair Market Value for any Purchase Period, the Company shall pay the Designated Broker such amounts as are necessary to subsidize the Purchase Price for such purchases.

          (b)   The participant shall have no interest (including no right to receive any dividends) or voting right in Shares covered by his or her option until such option has been exercised.

          (c)   Shares to be delivered to a participant under the Plan will be registered in the name of the participant or, if directed by the participant in writing, in the name of the participant and his or her spouse.

5

        13.   Administration. The Administrator shall supervise and administer the Plan, and shall have full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims under the Plan, to adopt, amend and rescind any rules deemed appropriate for the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Every finding, decision, and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties. No person acting individually or jointly as the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any participant.

        14.   Designation of Beneficiary.

          (a)   A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such participant's death prior to the Purchase Date. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 14(a) shall be made in the form and in the manner as directed by the Company's Human Resources Department.

          (b)   Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice in accordance with Section 14(a). In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        15.   Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

        16.   Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

        17.   Reports. Individual recordkeeping accounts will be maintained for each participant in the Plan. Statements of account will be provided to participating Employees at least annually by the Designated Broker, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased, and the remaining cash balance, if any.

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        18.   Adjustments Upon Corporate Transactions.

          (a)   In the event of a proposed dissolution or liquidation of the Company, any Purchase Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Purchase Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any Purchase Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Purchase Period as provided in Section 10.

          (b)   For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided, however, that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Shares in the transaction.

          (c)   The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Common Share covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of its outstanding Common Shares, and in the event of the Company's being consolidated with or merged into any other corporation.

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        19.   Amendment or Termination.

          (a)   The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to a Purchase Period then in progress if the Board determines that termination of the Plan and/or the Purchase Period is in the best interests of the Company and the shareholders, or if continuation of the Plan and/or the Purchase Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent the Administrator considers it appropriate to conform the Plan with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

          (b)   Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, the Purchase Periods, to limit the frequency and/or number of changes in the amount withheld during an Offering Period, to establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, to permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, to establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Shares for each participant properly correspond with amounts withheld from the participant's Compensation, and to establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable that are consistent with the Plan.

          (c)   The Company may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Company specifically authorizes the Administrator to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

          (d)   The Administrator may also adopt sub-plans applicable to particular Subsidiaries or other entities under the Company's control, or other locations, which sub-plans may be designed to be outside the scope of Code Section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the specific terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. In addition, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Company is specifically authorized to adopt rules and procedures regarding (i) participation in the sub-plan by non-Employee directors, consultants, and other service providers, in which case references in the Plan to "Continuous Status as an Employee" shall refer to the person's continuous status as a person providing services to the Company or any Designated Subsidiary, and (ii) the handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

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        20.   Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21.   Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        22.   Term of Plan; Effective Date. The Plan shall become effective on the date that it receives approval by a vote of a majority of the votes cast at a duly held annual meeting of the Company's shareholders (or by such other shareholder vote that the Administrator determines to be sufficient for the issuance of Shares or stock options according to the Company's governing documents and applicable state law). The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

        23.   Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        24.   Notice of Disqualifying Dispositions. By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant sells, transfers or otherwise disposes of any Shares acquired under the Plan, if such disposition occurs within the earlier of (i) two (2) years of the Offering Date, or (ii) one (1) year of the Purchase Date, associated with such Shares. Each participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

        25.   Withholding of Taxes. Each participant must make adequate provision for all applicable federal, state, or other tax withholding obligations which may arise upon the exercise of any option or the disposition of any Shares.

        26.   No Employment Rights. The Plan does not create, directly or indirectly, any right for the benefit of any employee or class of employees to purchase any Shares from the Company (other than as expressly provided in, and subject to the terms and conditions of, the Plan), or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, an employee's employment at any time.

        27.   Offsets. To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any participant under the terms of the Plan to the extent of any amount owed for any reason by such participant to the Company or any Subsidiary and to set off and apply the amounts so withheld to payment of any such amount owed to the Company or any Subsidiary, whether or not such amount shall then be immediately due and payable and in such order or priority as among such amounts owed as the Board or its committee, in its sole discretion, shall determine.

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        28.   Captions. The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of the Plan. References to sections herein are to the specified sections of this Plan unless another reference is specifically stated. Wherever used herein, a singular number shall be deemed to include the plural unless a different meaning is required by the context.

        29.   Governing Law. The internal laws of Delaware shall govern all matters relating to this Plan except to the extent superseded by the laws of the United States.

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EXHIBIT A

ACCELRYS, INC.

2005 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

☐  Original Application                                Offering Date:
☐  Change in Payroll Deduction Rate
☐  Change of Beneficiary(ies)

        1.                                                       hereby elects to participate in the Accelrys, Inc. 2005 Employee Stock Purchase Plan (the "2005 ESPP"), and subscribes to purchase Common Shares of the Company in accordance with this Subscription Agreement and the 2005 Employee Stock Purchase Plan.

        2.     I hereby authorize payroll deductions from each paycheck in the amount of             % (must be a whole-number percentage not less than 1% and not to exceed 10%) of my Compensation on each payday commencing with the first payday in the first Offering Period for which this election is effective based on the terms and conditions set forth in the 2005 ESPP.

        3.     I understand that said payroll deductions shall be accumulated for the purchase of Common Shares at the applicable Purchase Price determined in accordance with the 2005 ESPP. I understand that if I do not withdraw from a Purchase Period, any accumulated payroll deductions will be used to automatically exercise my option.

        4.     I have received a copy of the complete "2005 Employee Stock Purchase Plan." I understand that my participation in the 2005 ESPP is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement may be subject to obtaining stockholder approval of the 2005 ESPP.

        5.     Shares purchased for me under the 2005 ESPP should be issued in the name(s) of:                                                   (Employee or Employee and Spouse Only).

        6.     I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first business day of the Offering Period during which I purchased such shares), I will be treated for Federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares.

        I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Shares by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for Federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the last day of the Purchase Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. I UNDERSTAND THAT NOTHING IN THIS AGREEMENT CONSTITUTES TAX ADVICE, AND I ACKNOWLEDGE THAT THE COMPANY HAS ENCOURAGED ME TO CONSULT MY OWN TAX ADVISOR WITH REGARD TO THE TAX CONSEQUENCES OF PARTICIPATING IN THE 2005 EMPLOYEE STOCK PURCHASE PLAN.

        7.     I hereby agree to be bound by the terms of the 2005 ESPP. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the 2005 ESPP.

        8.     In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and Shares due me under the 2005 ESPP:

NAME:
(First) (Middle) (Last)
Relationship

(Address)
NAME:
(First) (Middle) (Last)
Relationship

(Address)

        I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE PURCHASE PERIODS UNLESS TERMINATED BY ME AND CONFIRM THAT THE FOLLOWING INFORMATION IS TRUE AND CORRECT.

Employee's Social Security Number:
Employee's Address:

Dated: ______________________	Signature of Employee

Spouse's Signature (If beneficiary other than spouse)

A-2

EXHIBIT B

ACCELRYS, INC.

2005 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

        The undersigned participant in the Purchase Period of the Accelrys, Inc. 2005 Employee Stock Purchase Plan which began on                         , 20         (the "Offering Date") hereby notifies the Company that he or she hereby withdraws from the participation in the 2005 Employee Stock Purchase Plan for the Purchase Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Purchase Period. The undersigned understands and agrees that his or her option for such Purchase Period will be automatically terminated.

        The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Purchase Period and the undersigned shall be eligible to participate in succeeding Purchase Periods only by delivering to the Company a new Subscription Agreement for a Purchase Period beginning at least one year after the date of this withdrawal.

Name and Address of Participant:

Signature:

Date: ____________________

ACCELRYS, INC.
2004 STOCK INCENTIVE PLAN

As Amended and Restated effective August     , 2005

(when the Amended and Restated Plan received stockholder approval)

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ACCELRYS, INC.
2004 STOCK INCENTIVE PLAN

Adopted: July 26, 2004

ARTICLE 1

PURPOSE AND TERM OF PLAN

        1.1    Purpose.    The purpose of the Plan is to provide motivation to selected Employees, Directors and Consultants to put forth maximum efforts toward the continued growth, profitability, and success of ACCELRYS, INC. (hereinafter referred to as "ACCL") by providing incentives to such Employees, Directors and Consultants through the ownership and performance of Common Stock.

        1.2    Effective Date and Term.    The Plan was initially approved by the Board on March 16, 2004, and became effective upon July 24, 2004 when it was approved by ACCL's stockholders. The Board approved an amendment and restatement of the Plan at the Board's June 9, 2005 meeting, with this amended and restated Plan to become effective only upon approval by ACCL's stockholders at their annual meeting in 2005. In the absence of such stockholder approval, the terms of the Plan as approved by ACCL's stockholders on July 24, 2004 shall remain in effect, and none of the material changes made herein (all of which occur in Section 6.1) shall take effect.

ARTICLE 2

DEFINITIONS

        In any necessary construction of a provision of this Plan, the masculine gender may include the feminine, and the singular may include the plural, and vice versa.

        2.1   "Affiliate" means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

        2.2   "Approved Reason" means a reason for terminating employment with the Company, which, in the opinion of the Committee, is in the best interests of the Company. The Committee must specifically designate that a Participant has been terminated for an Approved Reason. Absent such determination by the Committee, a Participant cannot be found to have terminated for an Approved Reason.

        2.3   "Award" means any form of Option, SAR, Stock Award, performance unit, performance share, or Performance Award, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

        2.4   "Award Notice" means the written document establishing the terms, conditions, restrictions, and/or limitations of an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers. The Committee will establish the form of the written document in the exercise of its sole and absolute discretion.

        2.5   "Board" means the Board of Directors of ACCL.

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        2.6   "Cause" means, unless otherwise provided in an Award Notice: (a) any gross failure by the Participant (other than by reason of Disability) to faithfully and professionally carry out his or her duties or to comply with any other material provision of his or her employment agreement, if any, which continues for thirty days after written notice by the Company; provided, that the Company does not have to provide notice in the event that the failure is not susceptible to remedy or relates to the same type of acts or omissions as to which notice has been given on a prior occasion; (b) the Participant's dishonesty or other willful misconduct; (c) the Participant's conviction of any felony or of any other crime involving moral turpitude, whether or not relating to his or her employment; (d) the Participant's insobriety or use of drugs, chemicals or controlled substances either in the course of performing his or her duties and responsibilities under his or her employment agreement or otherwise affecting the ability of Participant to perform those duties and responsibilities; (e) the Participant's failure to comply with a lawful written direction of the Company; (1) any wanton or willful dereliction of duties by the Participant; or (g) breach of the Company's Code of Ethics or insider trading policies.

        2.7   "CEO" means the Chief Executive Officer of ACCL.

        2.8   "Change In Control" means: (i) any "person" (within the meaning of Section 13(d) or 14(d) of the Exchange Act, including a "group" within the meaning of Section 13(d) but excluding ACCL and any of its Subsidiaries or Affiliates and any employee benefit plan sponsored or maintained by ACCL or any subsidiary thereof), shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of ACCL representing thirty percent (30%) or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors ("Voting Securities") of ACCL (the "ACCL Voting Securities"); or (ii) the consummation of a merger, consolidation, reorganization or any other business combination (any of the foregoing, a "Business Combination") of or involving ACCL and another person or persons where the persons who were the beneficial owners of ACCL Voting Securities outstanding immediately prior to such Business Combination do not beneficially own, directly or indirectly, immediately after such transaction, securities representing fifty percent (50%) or more of the combined voting power of the then outstanding ACCL Voting Securities or Voting Securities of the entity acquiring ACCL in such Business Combination; (iii) a complete liquidation or dissolution of ACCL; or (iv) a sale, lease, exchange or other disposition or transfer (in one transaction or a series of related transactions) of all or substantially all of the assets or business of ACCL; provided, that a change in control under this clause shall not be deemed to have occurred where (x) ACCL sells, exchanges or otherwise disposes of or transfers all or substantially all of its assets or business to another corporation which is beneficially owned, directly or indirectly, immediately following such transaction by the holders of ACCL Voting Securities in substantially the same proportions as their ownership of ACCL Voting Securities immediately prior to such transaction and (y) such corporation assumes the Plan; or (v) such time as the Continuing Directors (as defined below) do not constitute at least a majority of the Board (or, if applicable, of a successor to ACCL), where the term "Continuing Director" means at any date a director of ACCL who was (x) a director on the date of the approval of the Plan by ACCL's stockholders or (y) nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election (it being understood that no individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board shall be a Continuing Director).

        2.9   "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

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        2.10 "Committee" means the Board or the committee designated by the Board to administer the Plan under Article 4. The Committee shall have at least two members, each of whom shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and an "outside director" as defined in Section 162(m) of the Code and the regulations thereunder, and, if applicable meet the independence requirements of the applicable stock exchange, quotation system or other self-regulatory organization on which the Common Stock is trade notwithstanding the foregoing, the Board may designate one or more of its members to serve as a Secondary Committee delegate to the Secondary Committee authority to grant Awards to eligible individuals who are not subject to the requirements of Rule 16b-3 under the Exchange Act or Section 162(m) of the Code and the regulations thereunder. The Secondary Committee shall have the same authority with respect to selecting the individuals to whom such Awards are granted and establishing the terms and conditions of such Awards as the Committee has under the terms of the Plan.

        2.11 "Common Stock" means the common stock, $0.01 par value per share, of ACCL that may be newly issued or treasury stock.

        2.12 "Company" means with respect to Employees and consultants, ACCL and its Subsidiaries and Affiliates (other than Pharmacopeia Drug Discovery and its Affiliates) provided, however, that with respect to Directors, Company shall only mean ACCL.

        2.13 "Consultants" means the consultants, advisors and independent contractors retained by the Company.

        2.14 "Covered Employee" means an Employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

        2.15 "Director" means a non-Employee member of the Board.

        2.16 "Disability" means a physical or mental impairment that satisfies the definition of disability under Section 22(e)(3) of the Code.

        2.17 "Effective Date" means the date an Award is determined to be effective by the Committee upon its grant of such Award, which date shall be set forth in the applicable Award Notice.

        2.18 "Employee" means any person employed by the Company on a full or part-time basis.

        2.19 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

        2.20 "Fair Market Value" means on any given date:

          (a)   if the Common Stock is listed on an established stock exchange or exchanges, the closing price of Common Stock on the principal exchange on which it is traded on such date, or if no sale was made on such date on such principal exchange, on the last preceding day on which the Common Stock was traded;

          (b)   if the Common Stock is not then listed on an exchange, but is quoted on NASDAQ or a similar quotation system, the closing price per share for the Common Stock as quoted on NASDAQ or similar quotation system on such date;

          (c)   if the Common Stock is not then listed on an exchange or quoted on NASDAQ or a similar quotation system, the value, as determined in good faith by the Committee and in accordance with applicable provisions of the Code or regulations and rulings thereunder.

        2.21 "Incentive Stock Option" means an Option which meets the requirements of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

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        2.22 "Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee in determining the size of an Award for a Performance Period if, in the Committee's sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of an Award. In no event shall any discretionary authority granted to the Committee by the Plan, including, but not limited to Negative Discretion, be used to: (a) grant Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained under the applicable Performance Formula; or (b) increase an Award above the maximum amount payable under Section 6.3 of the Plan.

        2.23 "Non-Qualified Stock Option" means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Stock Option by the Committee.

        2.24 "Option" means the right, granted from time to time under the Plan, to purchase Common Stock for a specified period of time at a stated price. An Option may be an Incentive Stock Option or a Non-Qualified Stock Option.

        2.25 "Participant" means either an Employee, Director or Consultant to whom an Award has been granted by the Committee under the Plan.

        2.26 "Participating Covered Employee" for a given calendar year means a Covered Employee who has been selected by the Committee to participate in the annual incentive award for that calendar year under Article 8.

        2.27 "Performance Awards" means the Stock Awards, performance units and performance shares granted to Covered Employees pursuant to Article 7. All Performance Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        2.28 "Performance Criteria" means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period. The Performance Criteria that will be used to establish such Performance Goal(s) shall be limited to the following: revenue growth; earnings before interest, taxes, depreciation and amortization (EBITDA); operating income; net operating income after tax; pre- or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on capital employed; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; or debt reduction. To the extent required by Section 162(m) of the Code, the Committee shall, within the time period required by Section 162(m) of the Code (generally, the first 90 days of a Performance Period), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

        2.29 "Performance Formula" means, for a Performance Period, the one or more objective formulas (expressed as a percentage or otherwise) applied against the relevant Performance Goal(s) to determine, with regards to the Award of a particular Participant, whether all, some portion but less than all, or none of the Award has been earned for the Performance Period.

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        2.30 "Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. Performance Goals may be based on Company or business unit performance, and, if so desired by the Committee, by comparison with a peer group of companies. Unless otherwise stated, such Performance Goals need not be based upon an increase or positive result and could include, for example, maintaining the status quo or limiting economic loss (measured, in each case, by reference to specific Performance Criteria). The Committee is authorized at any time during the time period permitted by Section 162(m) of the Code (generally, the first 90 days of a Performance Period), or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (c) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant.

        2.31 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Award.

        2.32 "ACCELRYS" means ACCELRYS, Inc., a Delaware Corporation.

        2.33 "Plan" means this ACCELRYS, Inc. 2004 Stock Incentive Plan, as amended from time to time.

        2.34 "Publicly Traded" means ACCL is covered to register shares of any class of common equity under Section 12 of the Exchange Act.

        2.35 "Restricted Stock" means a Stock Award granted pursuant to Article 11 subject to the restrictions provided in the applicable Award Notice.

        2.36 "Retirement" means, unless otherwise provided, a termination for other than Cause after attaining at least age 55 and completing at least 5 years of service with the Company.

        2.37 "SAR" means the right to receive, in cash or in Common Stock, as determined by the Committee, the increase in the Fair Market Value of the Common Stock underlying the SAR from the date of grant to the date of exercise

        2.38 "Stock Award" means an award granted pursuant to Article 10 in the form of shares of Common Stock, Restricted Stock, and/or Units of Common Stock.

        2.39 "Subsidiary" means any corporation (other than ACCL) in an unbroken chain of corporations beginning with ACCL (or any subsequent parent of ACCL) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        2.40 "Ten Percent Stockholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10 percent of the total combined voting power of all classes of stock of ACCL or any Subsidiary.

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        2.41 "Unit" means a bookkeeping entry used by Company to record and account for the grant of the following Awards until such time as the Award is paid, canceled, forfeited or terminated, as the case may be: Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

ARTICLE 3

ELIGIBILITY

        3.1    In General.    Subject to Section 3.2, all Employees, Directors and Consultants are eligible to participate in the Plan. The Committee may select, from time to time, Participants from those Employees and who, in the opinion of the Committee, can further the Plan's purposes. In addition, the Committee may select, from time to time, Participants from those Directors and Consultants (who may or may not be Committee members) who, in the opinion of the Committee, can further the Plan's purposes. Once a Participant is so selected, the Committee shall determine the type(s) of Awards to be made to the Participant and shall establish in the related Award Notice(s) the terms, conditions, restrictions and/or limitations, if any, applicable to the Award(s) in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

        3.2    Incentive Stock Options.    Only Employees shall be eligible to receive "incentive stock options" (within the meaning of Section 422 of the Code).

ARTICLE 4

PLAN ADMINISTRATION

        4.1    Members.    Members of the Committee shall be appointed by and hold office at the pleasure of the Board. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

        4.2    Responsibility.    The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan, in accordance with its terms.

        4.3    Authority of the Committee.    The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (a) select the Participants and determine the type of Awards to be made to Participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of the Awards; (b) interpret the Plan; (c) determine eligibility for participation in the Plan; (d) decide all questions concerning eligibility for and the amount of Awards payable under the Plan; (e) construe any ambiguous provision of the Plan; (f) correct any default; (g) supply any omission; (h) reconcile any inconsistency; (i) issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper; (j) make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper; (k) determine whether Awards should be granted singly, in combination or in tandem; (1) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations, (m) accelerate the vesting, exercise, or payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Company; (n) establish such other types of Awards, besides those specifically enumerated in Article 5 hereof, which the Committee determines are consistent with the

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Plan's purpose; (o) subject to Section 17.3, grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; (p) establish; and administer the-Performance Goals and certify whether, and to what extent, they have been attained; (q) determine the terms and provisions of any agreements entered into hereunder; (r) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; and (s) make all other determinations it deems necessary or advisable for the administration of the Plan, including factual determinations. Notwithstanding anything to the contrary, Options and SARs granted under the Plan will not be repriced, replaced or regranted through cancellation or by decreasing the exercise price, except as expressly provided by the adjustment provisions of Section 6.2, without shareholder approval.

        4.4    Discretionary Authority.    The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. It is the intent of Plan that the decisions of the Committee and its actions with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

        4.5    Section 162(m) of the Code.    With regards to all Covered Employees, the Plan shall, for all purposes, be interpreted and construed in accordance with Section 162(m) of the Code.

        4.6    Action by the Committee.    The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its number to execute and deliver documents on behalf of the Committee.

        4.7    Allocation and Delegation of Authority.    The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO or the Secondary Committee as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or are Covered Employees. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

ARTICLE 5

FORM OF AWARDS

        5.1    In General.    Awards may, at the Committee's sole discretion, be granted in the form of Performance Awards pursuant to Article 7, Options pursuant to Article 8, SARs pursuant to Article 9, Stock Awards pursuant to Article 10, performance units pursuant to Article 11, performance shares pursuant to Article 12, any form established by the Committee pursuant to Section 4.3(n), or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole judgment, subject an Award at any time to such other terms, conditions, restrictions and/or limitations, (including, but not limited to, the time and conditions of exercise and restrictions on transferability and vesting), provided they are not inconsistent with the terms of the Plan. Awards under a particular Article of the Plan need not be uniform and Awards under two or more Articles may be combined into a single Award Notice. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

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        5.2   Foreign Jurisdictions.

          (a)    Special Terms.    In order to facilitate the making of any Award to Participants who are employed or retained by the Company outside the United States as Employees, Directors or Consultants (or who are foreign nationals temporarily within the United States), the Committee may provide for such modifications and additional terms and conditions ("special terms") in Awards as the Committee may consider necessary or appropriate to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The special terms may provide that the grant of an Award is subject to (1) applicable governmental or, regulatory approval or other compliance with local legal requirements and/or (2) the execution by the Participant of a written instrument in the form specified by the Committee, and that in the event such conditions are not satisfied, the grant shall be void. The special terms may also provide that an Award shall become exercisable or redeemable, as the case may be, if an Employee's employment or Director or Consultant's relationship with the Company ends as a result of workforce reduction, realignment or similar measure and the Committee may designate a person or persons to make such determination for a location. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for purposes of implementing any special terms, without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan shall: (a) increase the limitations contained in Section 6.3; (b) increase the number of available shares under Section 6.1; (c) cause the Plan to cease to satisfy any conditions of Rule 16b-3 under the Exchange Act or, with respect to Covered Employees, Section 162(m) of the Code; or (d) revoke, remove or reduce any vested right of a Participant without the prior written consent of such Participant.

          (b)    Currency Effects.    Unless otherwise specifically determined by the Committee, all Awards and payments pursuant to such Awards shall be determined in U.S. currency. The Committee shall determine, in its discretion, whether and to the extent any payments made pursuant to an Award shall be made in local currency, as opposed to U.S. dollars. In the event payments are made in local currency, the Committee may determine, in its discretion and without liability to any Participant, the method and rate of converting the payment into local currency.

          (c)    Modifications to Awards.    The Committee shall have the right at any time and from time to time and without prior notice to modify outstanding Awards to comply with or satisfy local laws and regulations or to avoid costly governmental filings. By means of illustration, but not limitation, the Committee may restrict the method of exercise of an Award to facilitate compliance with applicable securities laws or exchange control filings, laws or regulations.

          (d)    No Acquired Rights.    No Employee in any country shall have any right to receive an Award, except as expressly provided for under the Plan. All Awards made at any time are subject to the prior approval of the Committee.

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ARTICLE 6

SHARES SUBJECT TO PLAN

        6.1    Available Shares.    The maximum number of shares of Common Stock which shall be available for grant of Awards under the Plan (including Incentive Stock Options) during its term shall not exceed one million nine hundred thousand (1,900,000). The number of shares of Common Stock that shall be awarded as Incentive Stock Options shall not exceed two hundred fifty thousand (250,000). Such amounts shall be subject to adjustment as provided in Section 6.2. Further, the number of Awards that may be in a form other than an Option or a SAR (such as a Stock Award, performance unit, performance share or Performance Award) shall be counted against the maximum number of shares of Common Stock available for Awards under the Plan in a 1.15-to-1 ratio. (For example, if 100 performance shares are granted under the Plan, the maximum number of shares of Common Stock available for Awards under the Plan will be reduced by 115; conversely, a forfeiture of those 100 performance shares shall increase by 115 shares the maximum number of shares of Common Stock available for Awards under the Plan.) Any shares of Common Stock subject to Awards (either pursuant to this Plan or pursuant to the Company's 2004 New-Hire Equity Incentive Plan, 2000 Stock Option Plan, 1996 Equity Incentive Plan, or 1994 Incentive Stock Plan) which terminate by expiration, forfeiture, cancellation (including pursuant to a stockholder-approved cancellation or exchange program) or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee's permission for Awards not involving Common Stock, shall be available for grant under the Plan (with the foregoing 1.15-to-1 ratio being applicable to new Awards in a form other than an Option or a SAR). The following shares of Common Stock shall not become available for issuance under the Plan: (a) shares of Common Stock tendered by Participants as full or partial payment to the Company upon exercise of Options granted under the Plan; (b) shares of Common Stock reserved for issuance upon grant of SARs, including the number of reserved shares of Common Stock that exceed the number of shares of Common Stock actually issued upon exercise of the SARs; and (c) shares of Common Stock withheld by, or otherwise remitted to, the Company to satisfy a Participant's tax withholding obligations upon the lapse of restrictions on Restricted Stock or the exercise of Options or SARs granted under the Plan, or upon any other payment or issuance of shares of Common Stock under the Plan. The maximum number of shares of Common Stock shall not be reduced by the issuance of shares of Common Stock hereunder due to the assumption, conversion or substitution of awards made by an entity acquired by the Company. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. For the purpose of computing the total number of shares of Common Stock granted under the Plan, where one or more types of Awards, both of which are payable in shares of Common Stock, are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares granted under both Awards shall be deemed to be equivalent to the number of shares under one of the Awards.

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        6.2    Adjustment to Shares

          (a)    In General.    The provisions of this Section 6.2(a) are subject to the limitation contained in Section 6.2(b). If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of ACCL, or through a merger, consolidation, separation (including a spin off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the meaning of such term in Section 368(a) of the Code) or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. In the event of any other change in the capital structure or in the Common Stock of ACCL, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. Subject to Section 6.2(b), if the maximum number of shares of Common Stock available for issuance under the Plan are adjusted pursuant to this Section 6.2(a), corresponding adjustments shall be made to the limitations set forth in Section 6.3.

          (b)    Covered Employees.    In no event shall the Award of any Participant who is a Covered Employee be adjusted pursuant to Section 6.2(a) to the extent it would cause such Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

        6.3    Maximum Award Payable.    Notwithstanding any provision contained in the Plan to the contrary, the maximum Award payable (or granted, if applicable) to any one Participant under the Plan for a calendar year is: (a) for Performance Awards, 50,000 shares of Common Stock or, in the event the Performance Award is paid in cash, $500,000; (b) for Options, 300,000 shares of Common Stock; (c) for SARs, 100,00 shares of Common Stock; and (d) for Stock Awards (including Restricted Stock and those issued in the form of Performance Awards under Article 7), 50,000 shares of Common Stock.

ARTICLE 7

PERFORMANCE AWARDS

        7.1    Purpose.    For purposes of grants issued to Covered Employees, the provisions of this Article 7 shall apply in addition to and, where necessary, in lieu of the provisions of Article 10, Article 11 and Article 12. The purpose of this Article is to provide the Committee the ability to qualify the Stock Awards authorized under Article 10, the performance units under Article 11, and the performance shares under Article 12 as "Performance-Based Compensation" under Section 162(m) of the Code. To the extent applicable, after ACCL has become Publicly Traded, the provisions of this Article 7 shall control over any contrary provision contained in Article 10, Article 11 or Article 12.

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        7.2    Eligibility.    Only Covered Employees shall be eligible to receive Performance Awards. The Committee will, in its sole discretion, designate within the earlier of the (1)the first 90 days of a Performance Period or (2) the lapse of 25% of the period of service to which the Performance Goals relate, which Covered Employees will be Participants for such period. However, designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. The determination as to whether or not such Participant becomes entitled to an Award for such Performance Period shall be decided solely in accordance with the provisions of this Article 7. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employee as a Participant in such period or in any other period.

        7.3    Discretion of Committee with Respect to Performance Awards.    With regards to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the types of Performance Awards to be issued, the Performance Criteria that will be used to establish the Performance Goals, the kinds and/or levels of the Performance Goals, whether the Performance Goals are to apply to the Company or any one or more subunits thereof, and the Performance Formula. Within the earlier of (1) the first 90 days of a Performance Period or (2) the lapse of 25% of the period of service, and in any event while the outcome is substantially uncertain, the Committee shall, with regards to the Performance Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section and record the same in writing.

        7.4    Payment of Performance Awards

          (a)    Condition to Receipt of Performance Award.    Unless otherwise provided in the relevant Award Notice, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance Award for such Performance Period.

          (b)    Limitation.    A Participant shall be eligible to receive a Performance Award for a Performance Period only to the extent that: (1) the Performance Goals for such period are achieved; and (2) and the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Award has been earned for the Performance Period.

          (c)    Certification.    Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Award for the Performance Period and, in so doing, shall apply Negative Discretion, if and when it deems appropriate.

          (d)    Negative Discretion.    In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Award earned under the Performance Formula for the Performance Period through the use of Negative Discretion, if in its sole judgment, such reduction or elimination is appropriate.

          (e)    Timing of Award Payments.    The Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by Section 7.4(c).

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ARTICLE 8

STOCK OPTIONS

        8.1    In General.    Awards may be granted in the form of Options. These Options may be Incentive Stock Options, Non-Qualified Stock Options or a combination of both. All Awards under the Plan issued to Covered Employees in the form of Non-Qualified Stock Options shall qualify as "Performance-Based Compensation" under Section 162(m) of the Code.

        8.2    Exercise Price.    The price at which Common Stock may be purchased upon exercise of a non-Qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the option's grant. The exercise price of any Incentive Stock Option shall not be less than (i) 110% of the Fair Market Value on the Effective Date in the case of a grant to a Ten Percent Stockholder, or (ii) 100% of the Fair Market Value on the Effective Date in the case of a grant to any other Participant. Restrictions Relating to Incentive Stock Options. Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 8.2, comply with Section 422 of the Code. Accordingly, the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000 (or such other limit as may be required by the Code). Incentive Stock Options must be issued within ten years from the effective date of the Plan, and the term of such Options may not exceed ten years (or any shorter period required by Section 422 of the Code). Incentive Stock Options shall not be transferable other than by will or the laws of descent and distribution.

        8.3    Additional Terms and Conditions.    An Option shall be exercisable in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, including vesting and post-termination exercise period if any, of any Option, provided they are not inconsistent with the Plan.

        8.4    Exercise of Option and Payment of Option Price.    An Option may be exercised only for a whole number of shares of Common Stock. The Committee shall establish the time and the manner in which an Option may be exercised. The exercise price of the shares of Common Stock received upon the exercise of an Option shall be paid within three days of the date of exercise: (i) in cash, (ii) with the consent of the Committee in whole or in part in shares of Common Stock held by the Participant (or to the extent permitted by the Committee, in Common Stock which the Participant would otherwise receive upon the exercise of such Option) and valued at their Fair Market Value on the date of exercise; provided that if ACCL becomes Publicly Traded, such Common Stock shall have been held by the Participant for at least six months, (iii) after ACCL becomes Publicly Traded, in cash received from a broker-dealer whom the Participant has authorized to sell all or a portion of the Common Stock covered by the Option, or (iv) in such other manner deemed appropriate by the Committee.

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ARTICLE 9

STOCK APPRECIATION RIGHTS

        9.1    In General.    Awards may be granted in the form of SARs. The "exercise price" for a particular SAR shall be defined in the Award Notice for that SAR An SAR may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related Option or at any time thereafter during the term of the Option. All Awards under the Plan issued to Covered Employees in the form of an SAR shall qualify as "Performance-Based Compensation" under Section 162(m) of the Code.

        9.2    Terms and Conditions of Tandem SARs.    A Tandem SAR shall be exercisable To Whom It May Concern: the extent, and only to the extent, that the related Option is exercisable, and the "exercise price" of such an SAR (the base from which the value of the SAR is measured at its exercise) shall be the exercise price under the related Option. However, at no time shall a Tandem SAR be issued if the exercise price of its related Option is less than the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the Tandem SAR's grant. If an Option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the Option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise. Moreover, all Tandem SARs shall expire not later than 10 years from the Effective Date of the SAR's grant.

        9.3    Terms and Conditions of Freestanding SARs.    Freestanding SARS shall be exercisable or automatically mature in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. The exercise price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the Freestanding SAR's grant. Moreover, all Freestanding SARs shall expire not later than 10 years from the Effective Date of the Freestanding SAR's grant.

        9.4    Deemed Exercise.    The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.

        9.5    Additional Terms and Conditions.    The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, including vesting and post-termination exercise periods of any SAR Award, provided they are not inconsistent with the Plan.

ARTICLE 10

STOCK AWARDS

        10.1    Grants.    Awards may be granted in the form of Stock Awards. Stock Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.

        10.2    Stock Award Restrictions.    Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment, provided, however, they are not inconsistent with the Plan. The Committee may modify or accelerate the delivery of a Stock Award under such circumstances as it deems appropriate.

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        10.3    Performance Criteria.    Stock Awards may be contingent on the attainment during a Performance Period of certain performance objectives. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such goals have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance Goals may be revised by the Committee, at such times as it deems appropriate during the Performance Period, in order to take into consideration any unforeseen events or changes in circumstances.

        10.4    Rights as Stockholders.    During the period in which any Restricted Stock are subject to any restrictions imposed under Section 10.2, the Committee may, in its sole discretion, grant to the Participant to whom such Restricted Stock have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and, pursuant to Article 15, the right to receive dividends.

        10.5    Evidence of Award.    Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry, registration or issuance of a stock certificate or certificates.

ARTICLE 11

PERFORMANCE UNITS

        11.1    Grants.    Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to Units valued by reference to designated criteria established by the Committee, other than Common Stock.

        11.2    Performance Criteria.    Performance units shall be contingent on the attainment during a Performance Period of certain performance objectives. The length of the Performance Period, the performance objectives to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the Performance Period, in order to take into consideration any unforeseen events or changes in circumstances.

        11.3    Additional Terms and Conditions.    The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of performance units, provided they are not inconsistent with the Plan.

ARTICLE 12

PERFORMANCE SHARES

        12.1    Grants.    Awards may be granted in the form of performance shares. Performance shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock.

        12.2    Performance Criteria.    Performance shares shall be contingent upon the attainment during a Performance Period of certain performance objectives. The length of the Performance Period, the performance objectives to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

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        12.3    Additional Terms and Conditions.    The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

ARTICLE 13

VESTING AND PAYMENT OF AWARDS

        13.1    Vesting.    The time when an Option or SAR shall vest and become exercisable shall be stated in the Award Notice. The restrictions, if any, on Restricted Stock shall expire at the times designated in the Award Notice. Notwithstanding the foregoing, (i) no Option shall vest before the one-year anniversary of the Effective Date of such Option, unless such vesting is accelerated in accordance with the other provisions o this Article 13 (not including this Section 13.1) or Article 16, and (ii) no Restricted Stock shall vest faster than pro rata over a three-year period from the Effective Date, unless such Restricted Stock was issued to replace a deferred Stock Award, to replace awards that a new Employee has forfeited from his or her previous employer or the restrictions lapse earlier due to the other provisions of this Article 13 (not including this Section 13.1) or Article 16.

        13.2    Payment.    Absent a Plan provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions; provided, however, such terms, conditions, restrictions and/or limitations are not inconsistent with the Plan. Further, payment of Awards may be made in the form of a lump sum or installments, as determined, by the Committee.

        13.3    Death.    The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant under the Plan in the event of such Participant's death. Unless otherwise provided in an Award Notice, in the event that a Participant shall die while he or she is an Employee, Director or Consultant and prior to the complete exercise of Options or complete maturity of SARs granted to him or her under the Plan, any such remaining Options or SARs shall be fully vested and may be exercised in whole or in part within one year after the date of the Participant's death and then only: (i) by the beneficiary designated by the Participant in a writing submitted to the Company prior to the Participant's death, or in the absence of same, by the Participant's estate or by or on behalf of such person or persons to whom the Participant's rights pass under his or her will or the laws of descent and distribution, (ii) to the extent that the Participant would have been entitled to exercise the Option or SAR at the date of his or her death had it been fully vested, and subject to all of the conditions on exercise imposed by the Plan and the Award Notice, and (iii) prior to the expiration of the term of the Option or SAR. Notwithstanding this Section or the terms of an Award Notice, the Committee shall have the right to extend the period for exercise of an Option or SAR, up to one year even if such extension exceeds the original term of such Option or SAR.

        13.4    Disability.    The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant under the Plan in the event of such Participant's Disability. Unless otherwise provided in an Award Notice, in the event that a Participant's status as an Employee, Director or Consultant terminates due to the Participant's Disability prior to the complete exercise of Options or complete maturity of SARs granted to him or her under the Plan, any such remaining Options or SARs shall be fully vested and may be exercised in whole or in part up to three years after the Participant's termination of status due to Disability as an Employee, Director or Consultant, as the case may be. Notwithstanding this Section or the terms of an Award Notice, the Committee shall have the right to extend the period for exercise of an Option or SAR up to one year, even if such extension exceeds the term of such Option or SAR.

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        13.5    Retirement.    The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant under the Plan in the event of such Participant's Retirement. Unless otherwise provided in an Award Notice, in the event that a Participant's status as an Employee, Director or Consultant terminates due to Retirement prior to the complete exercise of Options or complete maturity of SARs granted to him or her under the Plan, any such remaining Options or SARs that were vested as of the date of Retirement may be exercised in whole or in part up to three years after the Participant's Retirement. During such period, the Participant shall also continue to vest in any unvested Options or SARs as if such Participant were still an Employee, Director or Consultant hereunder, as applicable; provided that the such Participant does not violate any applicable non-competition, non-disparagement, non-solicitation, confidentiality or other similar requirement. At the end of the three-year period, any remaining unvested Options or SARs shall terminate, unless the Committee provides otherwise. Notwithstanding this Section or the terms of an Award Notice, the Committee shall have the right to extend the period for exercise of a Option or SAR, provided such extension does not exceed the term of such Option or SAR and that the Participant does not violate any applicable non-competition, non-disparagement, non-solicitation, confidentiality or other similar requirement.

        13.6    Approved Reason.    The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant under the Plan in the event of a Participant's termination for an Approved Reason, to the extent such rules and regulations are not inconsistent with the Plan.

        13.7    Termination for Cause.    A Participant who is terminated for Cause shall, unless otherwise determined by the Committee, immediately: forfeit, effective as of the date the Participant engages in such conduct, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing.

        13.8    Other Terminations.    Subject to the terms of any employment or other agreement a Participant has with the Company, if a Participant's employment with the Company terminates for a reason other than death, Disability, Retirement, Cause or an Approved Reason, and, unless otherwise provided in an Award Notice, any Option or SAR shall be exercisable on termination of a Participant's status as an Employee, Director or Consultant only to the extent such Option or SAR is vested and exercisable at the time of the termination of such relationship; an further, no Option or SAR shall be exercisable or mature after the later of 90 days or the expiration of the term thereto. The Committee, in its absolute discretion, may: (i) accelerate the vesting and exercisability of an Option or SAR in order to allow its exercise by a terminating Participant; (ii) extend the period for exercise of an Option or SAR, provided such extension does not exceed the term of such Option or SAR, provided such extension does not exceed the term of such Option or SAR.

        13.9    Incentive Stock Options.    Unless otherwise provided in an Award Notice, an Incentive Stock Option shall be exercisable, during the lifetime of the Participant, only while he or she is an Employee and has been an Employee continuously since the grant of the Incentive Stock Option or, subject to the Award Notice, within three (3) months after termination of his or her employment. In its sole discretion, the Committee may provide in the Award Notice such further limitations on the survival of Incentive Stock Options, and such limitations on the survival of Non-Qualified Stock Options and SARs, as it may determine; provided, however that all Options and SARs shall be exercisable for a minimum of sixty (60) days after termination of a Participant's employment, except in the case of termination for Cause, in which case the exercise period shall lapse at termination.

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        13.10    Other Awards

          (a)   The Committee shall have the authority to promulgate rules and regulations to determine the treatment of the Stock Awards of a Participant under the Plan in the event of such Participant's death, Disability, Retirement, or termination from the Company for an Approved Reason or Cause. Unless otherwise provided in an Award Notice, upon a Participant's death, Disability, or Retirement, or termination from the Company for an Approved Reason, any Stock Awards held by such Participant shall accelerate and become fully vested.

          (b)   If a Participant's employment with the Company terminates for any reason other than death, Disability or Retirement, or an Approved Reason, and except as otherwise provided by Section 13.7, all unexercised, unearned, and/or unpaid Awards, including without limitation, Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be canceled or forfeited, as the case may be, unless the Participant's Award Notice or the Committee provides otherwise.

        13.11    Set-Off.    By accepting an Award under this Plan, a Participant consents to a deduction from any amounts the Company owes the Participant from time to time (including, but not limited to, amounts owed to the Participant as wages or other compensation, fringe benefits, or vacation pay), to the extent of the amounts the Participant owes the Company under Section 13.7. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount the Participant owes the Company, the Participant shall immediately pay the unpaid balance to the Company.

ARTICLE 14

DIVIDEND AND DIVIDEND EQUIVALENTS

        If an Award is granted in the form of a Stock Award, Option, SAR or performance share, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award's payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time(s) as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional shares of Common Stock of, in the case of dividends or dividend equivalents, credited in connection with Stock Awards or performance shares, be credited as additional Stock Awards or performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of shares available for grant under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional Stock Awards or performance shares.

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ARTICLE 15

DEFERRAL OF AWARDS

        At the discretion of the Committee, payment of any Award, dividend, or dividend equivalent, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee, and, with respect to those deferred Awards denominated in the form of Common Stock, with dividends or dividend equivalents.

ARTICLE 16

CHANGE IN CONTROL

        16.1    Background.    Notwithstanding any provision contained in the Plan, including, but not limited to, Section 4.5, the provisions of this Article 16 shall control over any contrary provision.

        16.2    Options and SARs.    With respect to all Options and SARs that are unexercised and outstanding, upon a Change In Control, such Options and/or SARs shall become immediately and fully vested and exercisable; unless such Options and/or SARs are assumed by the successor corporation, and shall be substituted with options or SARs involving the common stock of the successor corporation with equivalent value and with the terms and conditions of the substituted options or SARs being no less favorable than the Options or SARs granted hereunder. Substituted awards shall vest in full if employment is terminated for any reason other than Cause or voluntary termination within eighteen (18) months of the Change In Control.

        16.3    Stock Awards.    With respect to all Stock Awards that are outstanding, upon a Change In Control, such Stock Awards shall become immediately and fully vested; unless such Stock Awards are assumed by the successor corporation, and are substituted with stock awards involving the common stock of the successor corporation with equivalent value and with the terms and conditions of the substituted restricted stock awards being no less favorable than the Stock Awards granted hereunder. Substituted awards shall vest in full if employment is terminated for any reason other than Cause or voluntary termination within eighteen (18) months of the Change In Control.

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        16.4    Treatment of Performance Units and Performance Shares.    If a Change In Control occurs during the term of one or more performance periods for which the Committee has granted performance units and/or performance shares (including those issued as Performance Awards under Article 7), the term of each such performance period (hereinafter a "current performance period") shall immediately terminate upon the occurrence of such event. Upon a Change In Control, for each "current performance period" and each completed performance period for which the Committee has not on or before such date made a determination as to whether and to what degree the performance objectives for such period have been attained (hereinafter a "completed performance period"), it shall be assumed that the performance objectives have been attained at a level of one hundred percent (100%) or the equivalent thereof. A Participant in one or more "current performance periods" shall be considered to have earned and, therefore, be entitled to receive, a prorated portion of the Awards previously granted to him for each such "current performance period." Such prorated portion shall be determined by multiplying the number of performance shares or performance units, as the case may be, granted to the Participant by a fraction, the numerator of which is the total number of days that have elapsed since the beginning of the "current performance period," and the denominator of which is the total number of days in such "current performance period." A Participant in one or more "completed performance periods" shall be considered to have earned and, therefore, be entitled to receive all the performance shares or performance units, as the case may be, previously granted to him during each such "completed performance period."

        16.5    Deferred Awards.    Unless otherwise provided by the Committee, at any time, upon a Change In Control, any Awards deferred by a Participant under Article 16 hereof, but for which he or she has not received payment as of such date, shall be paid as soon as practicable, but in no event later than 90 days after the Change In Ownership or the event giving rise to rights under Article 17.

ARTICLE 17

MISCELLANEOUS

        17.1 Nonassignability.

          (a)    In General.    Except as otherwise determined by the Committee or as otherwise provided in Section 17.1(b), no Awards or any other payment under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, pledge, or encumbrance, nor shall any Award be payable to or exercisable by anyone other than the Participant to whom it was granted. Notwithstanding the foregoing, all transfers of Awards shall be made for no consideration.

          (b)    Non-Qualified Stock Options.    The Committee shall have the discretionary authority to grant Non-Qualified Stock Options or amend outstanding Non-Qualified Stock Options to provide that they be transferable, subject to such terms and conditions as the Committee shall establish. In addition to any such terms and conditions, the following terms and conditions shall apply to all transfers of Non-Qualified Stock Options:

            (1)    Permissible Transferees.    Transfers shall only be permitted to: (i) the Participant's "Immediate Family Members," as that term is defined in Section 17.1(b)(9); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; or (iii) a family partnership or family limited partnership in which each partner is, at the time of transfer and all times subsequent thereto, either an Immediate Family Member or a trust for the exclusive benefit of one or more Immediate Family Members.

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            (2)    No Consideration.    All transfers shall be made for no consideration.

            (3)    Subsequent Transfers.    Once a Participant transfers a Non-Qualified Stock Option, any subsequent transfer of such transferred Option shall, notwithstanding Section 17.1(b)(1) to the contrary, be permitted provided, however, such subsequent transfer complies with all of the terms and conditions of this Section 17.1, with the exception of Section 17.1(b)(I).

            (4)    Transfer Agent.    In order for a transfer to be effective, the Committee's designated transfer agent must be used to effectuate the transfer. The costs of such transfer agent shall be borne solely by the transferor.

            (5)    Withholding.    In order for a transfer to be effective, a Participant must agree in writing prior to the transfer on a form provided by the Company to pay any and all payroll and withholding taxes due upon exercise of the transferred option. In addition, prior to the exercise of a transferred option by a transferee, arrangements must be made by the Participant with the Company for the payment of all payroll and withholding taxes.

            (6)    Terms and Conditions of Transferred Option.    Upon transfer, a Non-Qualified Stock Option continues to be governed by and subject to the terms and conditions of the Plan and the option's applicable administrative guide and Award Notice. A transferee of a Non-Qualified Stock Option is entitled to the same rights as the Participant to whom such Non-Qualified Stock Options was awarded, as if no transfer had taken place. Accordingly, the rights of the transferee are subject to the terms and conditions of the original grant to the Participant, including provisions relating to expiration date, exercisability, exercise price and forfeiture.

            (7)    Notice to Transferees.    ACCL shall be under no obligation to provide a transferee with any notice regarding the transferred Options held by the transferee upon forfeiture or any other circumstance.

            (8)    Immediate Family Member.    For purposes of this Section 17.1, the term "Immediate Family Member" shall mean the Participant and his or her spouse, children or grandchildren, whether natural, step- or adopted children or grandchildren.

        17.2    Withholding Taxes.    ACCL shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock having a Fair Market Value, as determined by the Committee, equal to the minimum amount of such required withholding taxes.

        17.3    Amendments to Awards.    The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, (i) no Award may be repriced, replaced, regranted through cancellation, or modified without shareholder approval if the effect would be to reduce the exercise price for the shares underlying the Award, and (ii) that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant's consent.

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        17.4    Regulatory Approvals and Listings.    Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (iii) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

        17.5    No Right to Continued Employment, Service or Grants.    Participation in the Plan shall not give any Employee, Consultant or Director any right to remain in the employ or service of the Company. Further, the adoption of this Plan shall not be deemed to give any Employee, Consultant or Director or any other individual any right to be selected as a Participant or to be granted an Award. In addition, no Employee, Consultant or Director having been selected for an Award, shall have at any time the right to receive any additional Awards.

        17.6    Amendment/Termination.    The Board may suspend or terminate the Plan at any time for any reason with or without prior notice. In addition, the Board may, from time to time for any reason and with or without prior notice, amend the Plan in any manner, but may not without stockholder approval adopt any amendment which would increase the number of shares available under the Plan, or which would require the vote of the stockholders of ACCL pursuant to Section 162(m) of the Code or any applicable rule of the exchange or quotation system on which the Common Stock is traded, but only insofar as such amendment affects Covered Employees, or if such approval is necessary or deemed advisable with respect to tax, securities, or other applicable laws, policies, or regulations. Notwithstanding the foregoing, the Committee may not revoke, remove or reduce any vested right of a Participant without the prior written consent of such Participant.

        17.7    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except as superseded by applicable federal law, without giving effect to its conflicts of law provisions.

        17.8    No Right, Title, or Interest in Company Assets.    No Participant shall have any rights as a stockholder of ACCL as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of Restricted Stock, such rights are granted to the Participant under the Plan. To the extent any person acquires a right, to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

        17.9    Section 16 of the Exchange Act.    In order to avoid any Exchange Act violations, the Committee may, from time to time, impose additional restrictions upon an Award, including but not limited to, restrictions regarding tax withholdings and restrictions regarding the Participant's ability to exercise Awards under the Company's broker-assisted stock option exercise program.

        17.10    No Guarantee of Tax Consequences.    No person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

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ANNUAL MEETING OF STOCKHOLDERS OF

ACCELRYS, INC.

August 2, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Mark J. Emkjer and David R. Mersten as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Accelrys, Inc. held of record by the undersigned on June 10, 2005, at the Company's Annual Meeting of Stockholders to be held on August 2, 2005, or at any adjournment or postponement thereof.

Please date, sign and mail your proxy
card in the envelope provided as soon
as possible.

\/ Please detach along perforated line and mail in the envelope provided. \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR AND "FOR" PROPOSALS 2 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

					FOR	AGAINST	ABSTAIN
1.	Election of Class I Director:	NOMINEE:	2.	Approval of the Company's 2005 Employee Stock Purchase Plan;	☐	☐	☐
☐	FOR THE NOMINEE	GARY E. COSTLEY, Ph.D.
			3.	Approval of the terms of a stock option exchange program approved by the	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR THE NOMINEE			Board (the "Exchange Program") providing for the cancellation of certain stock options having an as-adjusted exercise price greater than $9.00 per share in exchange for restricted shares of the Company's common stock;
			4.	Approval of the amendment and restatement of the Company's 2004	☐	☐	☐
Stock Incentive Plan (the "2004 Plan") to: (i) increase the number of shares of the Company's common stock available for future grant under the 2004 Plan by that number of shares of common stock equal to the sum of (a) 900,000 and (b) that number of shares of common stock that are subject to outstanding grants under each of the Company's 2004 New-Hire Equity Incentive Plan, 2000 Stock Option Plan, 1996 Equity Incentive Plan and 1994 Incentive Stock Plan that are terminated at any time after the annual meeting by expiration, forfeiture, cancellation or otherwise (including, subject to the approval by the Company's stockholders of Proposal No. 3, that number of shares of common stock underlying stock options that are cancelled pursuant to the Exchange Program); and (ii) provide that any shares of common stock that are awarded pursuant to the 2004 Plan as restricted stock awards, common stock awards, performance awards or deferred stock units (but not as stock options or stock appreciation rights) shall be counted against the maximum number of shares of common stock available under the Plan based on a 1.15-to-1 ratio;
			5.	Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2006.	☐	☐	☐

To change the address on your account, please check the box at    ☐
right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account
may not be submitted via this method.		This proxy will be voted as directed or, if no contrary direction is indicated, will be voted for the election of the nominee for director, to approve the 2005 Employee Stock Purchase Plan, to approve the Exchange Program, to approve the amendment and restatement of the 2004 Plan, to ratify the appointment of Ernst & Young LLP and as said proxies deem advisable on such other matters as may properly come before the meeting.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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INVITATION TO 2005 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held Tuesday, August 2, 2005
IMPORTANT
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, AUGUST 2, 2005
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTOR
PROPOSAL NO. 2 APPROVAL OF 2005 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 3 APPROVAL OF THE EXCHANGE PROGRAM
PROPOSAL NO. 4 APPROVAL OF AMENDED 2004 PLAN
PROPOSAL NO. 5 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADDITIONAL INFORMATION
OTHER MATTERS
ACCELRYS, INC. 2005 EMPLOYEE STOCK PURCHASE PLAN
ACCELRYS, INC. 2005 EMPLOYEE STOCK PURCHASE PLAN
EXHIBIT A ACCELRYS, INC. 2005 EMPLOYEE STOCK PURCHASE PLAN SUBSCRIPTION AGREEMENT
EXHIBIT B ACCELRYS, INC. 2005 EMPLOYEE STOCK PURCHASE PLAN NOTICE OF WITHDRAWAL
ACCELRYS, INC. 2004 STOCK INCENTIVE PLAN
TABLE OF CONTENTS
ACCELRYS, INC. 2004 STOCK INCENTIVE PLAN
ARTICLE 1 PURPOSE AND TERM OF PLAN
ARTICLE 2 DEFINITIONS
ARTICLE 3 ELIGIBILITY
ARTICLE 4 PLAN ADMINISTRATION
ARTICLE 5 FORM OF AWARDS
ARTICLE 6 SHARES SUBJECT TO PLAN
ARTICLE 7 PERFORMANCE AWARDS
ARTICLE 8 STOCK OPTIONS
ARTICLE 9 STOCK APPRECIATION RIGHTS
ARTICLE 10 STOCK AWARDS
ARTICLE 11 PERFORMANCE UNITS
ARTICLE 12 PERFORMANCE SHARES
ARTICLE 13 VESTING AND PAYMENT OF AWARDS
ARTICLE 14 DIVIDEND AND DIVIDEND EQUIVALENTS
ARTICLE 15 DEFERRAL OF AWARDS
ARTICLE 16 CHANGE IN CONTROL
ARTICLE 17 MISCELLANEOUS
PROXY CARD